UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BlackRock FundsSM
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BlackRock FundsSM

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

June 15, 2006

Dear Shareholder:

A special meeting of the shareholders of the portfolios (the "Portfolios") of BlackRock FundsSM (the "Fund") will be held at the Omni Berkshire Place, 21 East 52nd Street at Madison Avenue, New York, New York 10022, in the Guggenheim Room, on August 22, 2006, at 11 a.m., Eastern time, to vote on the proposals listed in the enclosed Proxy Statement.

BlackRock, Inc. ("BlackRock") is the parent company of the Fund's investment advisers and sub-advisers. BlackRock and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The Transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Although BlackRock has informed the Board of Trustees of the Fund that it does not believe the Transaction will be an assignment of the current investment advisory and, if applicable, sub-advisory agreements of the Portfolios under the Investment Company Act of 1940, as amended, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each current agreement. Due to this uncertainty, each Portfolio is submitting a new investment advisory agreement and, in certain cases, a new sub-advisory agreement to shareholders to prevent any potential disruption in the adviser's and, if applicable, sub-adviser's ability to provide services after the Transaction is completed. Each Portfolio's total fees for advisory services will remain the same under its new investment advisory agreement and, where applicable, sub-advisory agreement. In addition, we are asking shareholders of the Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios to approve a change to each Portfolio's fundamental investment policy regarding investments in municipal securities.

The Fund's Board of Trustees has unanimously approved the proposals and recommends that you vote FOR the proposals described in the Proxy Statement.

We encourage you to read the attached Proxy Statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy solicitation. The information is designed to help you cast your vote as a shareholder of the Fund, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

You are invited to attend the meeting in person. If you do not expect to attend the meeting, we encourage you to vote by completing, signing and dating the enclosed proxy card and promptly returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet. Your vote on these matters is important.

If you have any questions about the proposals to be voted on, please call our proxy solicitor, Computershare Fund Services, at 1-866-390-5114.

  Sincerely,

  David R. Wilmerding, Jr.
  Chairman of the Board

TABLE OF CONTENTS

Page

Questions and Answers	i

Notice of Special Meeting of Shareholders	I

Instructions for Signing a Proxy Card	III

Proxy Statement	1

Summary of Proposals and Portfolios Affected	2

Vote Required and Manner of Voting Proxies	3

Proposal 1—To Approve New Investment Advisory Agreements	5

Proposal 2—To Approve New Sub-Advisory Agreements	16

Proposal 3—To Approve Change to Fundamental Investment Policy of the Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios Regarding Investments in Municipal Securities	24

Additional Information	27

Appendix A—Portfolio Information	A-1

Appendix B—Form of New Advisory Agreement	B-1

Appendix C—Advisory and Sub-Advisory Agreements—Dates, Approvals and Fees	C-1

Appendix D—Portfolio Management Team Changes	D-1

Appendix E—Fees Paid to Advisers, Sub-Advisers and Affiliates	E-1

Appendix F—Fees Paid to Merrill Lynch and Affiliates	F-1

Appendix G—Directors and Principal Executive Officers of Advisers and Sub-Advisers	G-1

Appendix H—Other Funds Advised by Advisers and Sub-Advisers	H-1

Appendix I—Form of New Sub-Advisory Agreement	I-1

Appendix J—5% Share Ownership	J-1

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.  What am I being asked to vote "FOR" in this proxy?

A.  You are being asked to vote in favor of proposals to:

1.  Approve a new investment advisory agreement with an affiliate of BlackRock, Inc. ("BlackRock") for your portfolio (each, a "Portfolio" and collectively, the "Portfolios"). This new investment advisory agreement will take effect when the contribution of Merrill Lynch & Co., Inc.'s ("Merrill Lynch") investment management business to BlackRock is complete or, if such contribution is not completed, at such time as the Board of Trustees of the Fund determines.

2.  Approve a new sub-advisory agreement, if applicable, with an affiliate of BlackRock for your Portfolio. This new sub-advisory agreement will take effect when the contribution of Merrill Lynch's investment management business to BlackRock is complete or, if such contribution is not completed, at such time as the Board of Trustees of the Fund determines.

3.  Approve a change to the fundamental investment policy of the Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios regarding investments in municipal securities. These changes will take effect when the contribution of Merrill Lynch's investment management business to BlackRock is complete or, if such contribution is not completed, at such time as the Board of Trustees of the Fund determines.

Q.  Why am I being asked to vote on a new investment advisory agreement and sub-advisory agreement, if applicable?

A.  BlackRock is the parent company of the Fund's investment advisers and sub-advisers, BlackRock Advisors, Inc., BlackRock Financial Management, Inc., BlackRock International, Ltd. and BlackRock Institutional Management Corporation. BlackRock and Merrill Lynch announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Although BlackRock has informed the Board of Trustees of the Fund that it does not believe the Transaction will be an assignment of the current investment advisory and, if applicable, sub-advisory agreements of the Portfolios under the Investment Company Act of 1940, as amended, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each current agreement. Due to this uncertainty, each Portfolio is submitting a new investment advisory agreement and, in certain cases, a new sub-advisory agreement to shareholders to prevent any potential disruption in the adviser's and, if applicable, sub-adviser's ability to provide services after the Transaction is completed. Each Portfolio's total fees for advisory services will remain the same under its new investment advisory agreement and, where applicable, sub-advisory agreement.

Q.  What is the rationale for the Transaction?

A.  The contribution of MLIM to BlackRock will form one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The Transaction also will create operating efficiencies and the new company will offer its clients enhanced portfolio management capabilities.

i

Q.  How will the Transaction potentially benefit me?

A.  The new company will offer you even greater access to a well-diversified product mix across asset classes and an enhanced ability to serve your investment needs.

Q.  How does the proposed new investment advisory agreement for my Portfolio differ from the current agreement?

A.  The advisory fees payable by each Portfolio to its investment adviser under its new investment advisory agreement are identical to those under the current agreement. While the other terms of each new investment advisory agreement generally are substantially similar to those of the current agreements, certain changes are being proposed in each new investment advisory agreement in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds. These changes are described in detail in the Proxy Statement.

Q.  How does the proposed new sub-advisory agreement for my Portfolio differ from the current agreement?

A.  The sub-advisory fees payable by the adviser to the sub-adviser under each new sub-advisory agreement are identical to those under the current agreements. While the other terms of each new sub-advisory agreement generally are substantially similar to those of the current agreements, certain changes are being proposed in each new sub-advisory agreement in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds. These changes are described in detail in the Proxy Statement.

Q.  Will my Portfolio's total fees for advisory services increase?

A.  No. The total fees payable under your current investment advisory agreement will remain the same under the new investment advisory agreement. Any fees payable under a new sub-advisory agreement will be paid solely by your Portfolio's adviser at no additional cost to you or your Portfolio.

Q.  Will there be any change to my Portfolio's adviser or sub-adviser following the Transaction?

A.  No. The same BlackRock entities that currently advise and, if applicable, sub-advise your Portfolio will continue to do so after the closing of the Transaction. However, there will be changes to the portfolio management teams of certain Portfolios as a result of the Transaction, as described in the Proxy Statement.

Q.  Why am I being asked to approve a change to the fundamental investment policy of the Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios regarding investments in municipal securities?

A.  Each Portfolio's investment adviser and sub-adviser have determined that the proposed change would enable the portfolio management team to pursue a broader range of investment opportunities and reflects changes in the municipal securities markets.

Q.  What is the effect of the proposed change to the fundamental investment policy of the Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios regarding investments in municipal securities?

A.  The proposed change to each Portfolio's fundamental investment policy is to remove the requirement that at least 80% of the Portfolio's assets normally be invested in securities the interest on which the Portfolio manager believes is exempt from the Federal Alternative Minimum Tax. If the proposal is approved, the Portfolios will not be required to invest any portion of their respective assets in securities the interest on which is exempt from the Federal Alternative Minimum Tax, and each Portfolio may invest without limit in securities the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these securities that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. As a result, a shareholder's tax liability may change if this proposal is approved. In addition, each Portfolio's name will be changed, as described in the Proxy Statement.

ii

Q.  How does the Board of Trustees suggest I vote in connection with the matters to be considered at the meeting?

A.  After careful consideration, the Board of Trustees of the Fund unanimously recommends that you vote FOR each of the proposals being presented to shareholders at the meeting.

Q.  Will my vote make a difference?

A.  Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q.  Is the Fund paying for preparation, printing and mailing of these proxy materials?

A.  No, all costs will be borne by Merrill Lynch and BlackRock whether or not the proposals are successful.

Q.  Whom do I call if I have questions?

A.  If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, Computershare Fund Services, at 1-866-390-5114.

Q.  How do I vote my shares?

A.  You can vote your shares by attending the meeting, or if you do not expect to attend, by completing, signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

iii

BlackRock FundsSM

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2006

A special meeting of the shareholders of BlackRock Funds (the "Fund") will be held at the Omni Berkshire Place, 21 East 52nd Street at Madison Avenue, New York, New York 10022, in the Guggenheim Room, on August 22, 2006, at 11 a.m., Eastern time, for the following purposes:

PROPOSAL 1.  To approve a new Investment Advisory Agreement for each Portfolio of the Fund.

PROPOSAL 2.  To approve a new Sub-Advisory Agreement for the following Portfolios of the Fund:

Asset Allocation Portfolio
Global Opportunities Portfolio
International Opportunities Portfolio
Enhanced Income Portfolio
Low Duration Bond Portfolio
Intermediate Government Bond Portfolio
Intermediate Bond Portfolio
Intermediate PLUS Bond Portfolio
Core Bond Total Return Portfolio
Core PLUS Total Return Portfolio
Government Income Portfolio
Inflation Protected Bond Portfolio
GNMA Portfolio
Managed Income Portfolio
International Bond Portfolio
High Yield Bond Portfolio
UltraShort Municipal Portfolio
Tax-Free Income Portfolio
Delaware Tax-Free Income Portfolio
Ohio Tax-Free Income Portfolio
Kentucky Tax-Free Income Portfolio
New Jersey Tax-Free Income Portfolio
Pennsylvania Tax-Free Income Portfolio
Money Market Portfolio
U.S. Treasury Money Market Portfolio
Municipal Money Market Portfolio
New Jersey Municipal Money Market Portfolio
North Carolina Municipal Money Market Portfolio
Ohio Municipal Money Market Portfolio
Pennsylvania Municipal Money Market Portfolio
Virginia Municipal Money Market Portfolio

I

PROPOSAL 3.  To approve a change to the fundamental investment policy regarding investments in municipal securities for the following Portfolios of the Fund:

Delaware Tax-Free Income Portfolio
Ohio Tax-Free Income Portfolio
Kentucky Tax-Free Income Portfolio
New Jersey Tax-Free Income Portfolio
Pennsylvania Tax-Free Income Portfolio

PROPOSAL 4.  To consider any other business that may properly come before the meeting.

The Board of Trustees unanimously recommends that you vote FOR proposals 1, 2 and 3.

Shareholders of record on May 25, 2006 are entitled to vote at the meeting and at any adjournments or postponements thereof. If you own shares in more than one Portfolio as of May 25, 2006, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.

It is very important that your voting instructions be received prior to the meeting. Instructions for shares held of record in the name of a nominee such as a broker-dealer or trustee of an employee benefit plan may be subject to earlier cut off dates established by such intermediaries for receipt of such instructions.

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE IMMEDIATELY BY MAIL, TELEPHONE OR INTERNET, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING, AND NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO VOTE, SIMPLY FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

The enclosed proxy is being solicited on behalf of the Board of Trustees.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-866-390-5114.

By order of the Board of Trustees,

David R. Wilmerding, Jr.
Chairman of the Board

June 15, 2006

II

Instructions for Signing a Proxy Card

The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts		Valid Signature
(1	) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2	) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer		John Doe
(4) ABC Corp. Profit Sharing Plan		John Doe, Trustee
Trust Accounts
(1	) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78		Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA		John B. Smith
(2) John B. Smith		John B. Smith, Jr., Executor

III

BlackRock FundsSM

100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 441-7762

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of BlackRock FundsSM (the "Fund") of proxies to be voted at the Special Meeting of Shareholders to be held at the Omni Berkshire Place, 21 East 52nd Street at Madison Avenue, New York, New York 10022, in the Guggenheim Room, on August 22, 2006, at 11 a.m., Eastern time (the "Meeting"), and at any and all adjournments and postponements thereof. The Meeting will be held for the purposes set forth in the accompanying Notice.

This Proxy Statement and the accompanying materials are being mailed by the Board on or about June 23, 2006.

The Fund is organized as a business trust under Massachusetts law and is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). BlackRock Advisors, Inc. ("BAI"), whose principal business address is 100 Bellevue Parkway, Wilmington, Delaware 19809, is the investment adviser for each of the portfolios (each, a "Portfolio" and collectively, the "Portfolios") of the Fund included in this Proxy Statement except BlackRock Strategic Portfolio I. BlackRock Financial Management, Inc. ("BFM"), an affiliate of BAI located at 40 E. 52nd Street, New York, New York 10022, serves as the investment adviser for BlackRock Strategic Portfolio I and as the sub-adviser for each of the Bond Portfolios and for a portion of the assets of the Asset Allocation and Global Opportunities Portfolios. BlackRock International, Ltd. ("BIL"), an affiliate of BAI located at 40 Torphichen Street, Edinburgh, Scotland EH3 8JB, serves as sub-adviser for the International Opportunities Portfolio. BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BAI located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-adviser for the Money Market Portfolios. BAI, BFM, BIL and BIMC are wholly-owned subsidiaries of BlackRock, Inc. ("BlackRock"), one of the largest publicly-traded investment management firms in the United States with approximately $463 billion of assets under management as of March 31, 2006.

BAI and PFPC Inc., an affiliate of BlackRock, serve as co-administrators of the Fund. The address of PFPC Inc. is 103 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock Distributors, Inc., an affiliate of BlackRock, serves as the Fund's distributor. The address of BlackRock Distributors, Inc. is 760 Moore Road, King of Prussia, Pennsylvania 19406.

Shareholders of record at the close of business on May 25, 2006 are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each full share (a "Share") of each Portfolio that they own and an appropriate fraction of a vote for each fractional Share held.

The number of Shares of each Portfolio outstanding on May 25, 2006 and the net assets of each Portfolio as of that date are shown in Appendix A.

The Portfolio of which you are a shareholder is named on the proxy card included with this Proxy Statement. If you own Shares in more than one Portfolio as of May 25, 2006, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Portfolio you own.

All properly executed proxies received prior to the Meeting will be voted at the Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder's proxy, the Shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified, the Shares will be voted FOR approval of each applicable proposal. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

The Fund's Annual and Semi-Annual Reports, containing financial statements for the fiscal year ended September 30, 2005 and the six months ended March 31, 2006, respectively, as filed on the Fund's most recent Forms N-CSR, are available free of charge by contacting the Fund, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940-8019; by calling (800) 441-7762 toll-free; or by visiting the Fund's website: www.blackrock.com/funds.

Please note that only one shareholder report or Proxy Statement may be delivered to two or more shareholders of the same Portfolio who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a shareholder report or this Proxy Statement, or for instructions on how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

SUMMARY OF PROPOSALS AND PORTFOLIOS AFFECTED

Name of Portfolio	Proposal No. 1— to Approve New Investment Advisory Agreement	Proposal No. 2— to Approve New Sub-Advisory Agreement	Proposal No. 3— to Change Fundamental Investment Policy
Investment Trust	x
Large Cap Value Equity Portfolio	x
Large Cap Growth Equity Portfolio	x
Dividend AchieversTM Portfolio	x
Legacy Portfolio	x
Mid-Cap Value Equity Portfolio	x
Mid-Cap Growth Equity Portfolio	x
Aurora Portfolio	x
Small/Mid-Cap Growth Portfolio	x
Small Cap Value Equity Portfolio	x
Small Cap Core Equity Portfolio	x
Small Cap Growth Equity Portfolio	x
Asset Allocation Portfolio	x	x
Health Sciences Portfolio	x
Global Science & Technology Opportunities Portfolio	x
Global Resources Portfolio	x
All-Cap Global Resources Portfolio	x
U.S. Opportunities Portfolio	x
Global Opportunities Portfolio	x	x
International Opportunities Portfolio	x	x
Exchange Portfolio	x
Enhanced Income Portfolio	x	x
Low Duration Bond Portfolio	x	x
Intermediate Government Bond Portfolio	x	x
Intermediate Bond Portfolio	x	x
Intermediate PLUS Bond Portfolio	x	x
Core Bond Total Return Portfolio	x	x
Core PLUS Total Return Portfolio	x	x
Government Income Portfolio	x	x
Inflation Protected Bond Portfolio	x	x
GNMA Portfolio	x	x
Managed Income Portfolio	x	x
International Bond Portfolio	x	x
High Yield Bond Portfolio	x	x
UltraShort Municipal Portfolio	x	x

Name of Portfolio	Proposal No. 1— to Approve New Investment Advisory Agreement	Proposal No. 2— to Approve New Sub-Advisory Agreement	Proposal No. 3— to Change Fundamental Investment Policy
Tax-Free Income Portfolio	x	x
Delaware Tax-Free Income Portfolio	x	x	x
Ohio Tax-Free Income Portfolio	x	x	x
Kentucky Tax-Free Income Portfolio	x	x	x
New Jersey Tax-Free Income Portfolio	x	x	x
Pennsylvania Tax-Free Income Portfolio	x	x	x
BlackRock Strategic Portfolio I	x
Money Market Portfolio	x	x
U.S. Treasury Money Market Portfolio	x	x
Municipal Money Market Portfolio	x	x
New Jersey Municipal Money Market Portfolio	x	x
North Carolina Municipal Money Market Portfolio	x	x
Ohio Municipal Money Market Portfolio	x	x
Pennsylvania Municipal Money Market Portfolio	x	x
Virginia Municipal Money Market Portfolio	x	x

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the Meeting. Under the Fund's declaration of trust, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering that matter. Because the shareholders of each Portfolio are voting separately on a new investment advisory agreement and, if applicable, a new sub-advisory agreement and change to the fundamental investment policy regarding investments in municipal securities applicable solely to that Portfolio, the presence of a quorum at the Meeting will be determined on a Portfolio-by-Portfolio basis, and a majority of the Shares of a particular Portfolio entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum for that Portfolio.

Votes cast in person or by proxy at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting with respect to each Portfolio. The inspectors of election will treat abstentions and "broker non-votes" (i.e., Shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

In the event that a quorum is not present at the Meeting with respect to one or more Portfolios, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Portfolios to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares of each such Portfolio represented at the Meeting in person or by proxy. In the event a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote FOR adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Portfolio and shareholders. In the event a quorum is present, but sufficient votes to approve a proposal are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Portfolio and shareholders, provided that they will vote AGAINST adjournment for any Shares that had voted against the proposal. A shareholder vote may be taken on any of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on each proposal before the Meeting. The New

York Stock Exchange (the "NYSE") may take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer may not vote such customer's Shares on any of the proposals. A signed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner's Shares are to be voted on a proposal may be deemed to be an instruction to vote such Shares in favor of the proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service organization) that has entered into a service contract with the Fund, BAI or the Fund's distributor, the service organization may be the record holder of your Shares. At the Meeting, a service organization will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's Shares should be voted on a proposal may be deemed an instruction to vote such Shares in favor of the applicable proposal. If a service organization is not a member of the NYSE (such as a bank or other entity acting as a trustee), it may be permissible for the service organization to vote Shares with respect to which it has not received specific voting instructions from its customers. Some service organizations are affiliates of BlackRock and Merrill Lynch and therefore have an interest in the outcome of the voting on the proposals and stand to benefit if these proposals are approved. With respect to any Shares for which a BlackRock-affiliated service organization that is not a member of the NYSE (including certain affiliates of The PNC Financial Services Group, Inc. ("PNC")) is the holder of record and for which it does not receive voting instructions from its customers, such service organization may, subject to applicable law, vote those Shares in the same proportion as the votes received from its customers for which instructions have been received to the extent it deems doing so to be in the best interests of the Fund and shareholders.

If you beneficially own Shares that are held in "street name" through a broker-dealer or that are held of record by a service organization, and if you have not given or do not give voting instructions for your Shares, they may not be voted at all or, as described above, may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to be sure your broker-dealer or service organization has instructions as to how you want your Shares to be voted.

Approval of Proposals 1, 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the relevant Portfolio of the Fund. Under applicable law, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio that are present at the Meeting or represented by proxy if holders of Shares representing more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio.

The following table summarizes these voting requirements:

Proposal	Shareholders Entitled to Vote	Vote Required for Approval
Proposal 1 (Approval of New Investment Advisory Agreements)	Shareholders of each Portfolio, voting separately on a Portfolio-by-Portfolio basis	Approved by a "majority of the outstanding voting securities" of the Portfolio

Proposal 2 (Approval of New Sub-Advisory Agreements)	Shareholders of each relevant Portfolio, voting separately on a Portfolio-by-Portfolio basis	Approved by a "majority of the outstanding voting securities" of the Portfolio

Proposal 3
(Approval of a change to the fundamental investment policy regarding investments in municipal securities of the Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios)	Shareholders of each relevant Portfolio, voting separately on a Portfolio-by-Portfolio basis	Approved by a "majority of the outstanding voting securities" of the Portfolio

Approval of each proposal with respect to a Portfolio will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal by the shareholders of that Portfolio. Abstentions and broker non-votes are not considered "votes cast" and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST Proposals 1, 2 and 3.

A proxy card is enclosed with respect to each Portfolio in which you own Shares. If you own Shares in more than one Portfolio, please complete EACH enclosed proxy card in full. Properly executed proxy cards will be voted by the persons named therein in the manner directed by the shareholder executing the proxy. Except as otherwise described above, properly executed proxy cards that do not give specific direction with respect to specific proposals will be voted FOR Proposals 1, 2 and 3 and in the best judgment of the named proxies as to any other matters.

PROPOSAL 1—TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS

At the Meeting, you will be asked to approve a new investment advisory agreement between the Fund (with respect to each Portfolio in which you own Shares) and its current investment adviser (each, a "New Advisory Agreement" and collectively, the "New Advisory Agreements"). BAI is the current investment adviser for all Portfolios included in this Proxy Statement except BlackRock Strategic Portfolio I, for which BFM currently serves as investment adviser (BAI and BFM are collectively referred to as the "Advisers"). The Advisers are responsible for the overall investment management of the Portfolios. A general description of the proposed New Advisory Agreements and a comparison of the proposed New Advisory Agreements and the investment advisory agreement currently in effect for each Portfolio (each, a "Current Advisory Agreement" and collectively, the "Current Advisory Agreements") are included below. The form of each New Advisory Agreement is attached hereto as Appendix B. The date of the Current Advisory Agreement applicable to each Portfolio and the date on which it was last submitted for approval by shareholders are provided in Appendix C. Each Current Advisory Agreement was last approved for continuance by the Board on February 28, 2006.

Description of the Transaction

BlackRock is the parent company of BAI, BFM, BIL and BIMC. BlackRock and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch will own no more than 49.8% of the total issued and outstanding capital stock of the new company and it will own no more than 45% of the new company's common stock, and PNC, which currently holds a majority interest in BlackRock, will retain approximately 34% of the new company's common stock. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock's board. Completion of the transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

Although BlackRock has informed the Board that it does not believe the Transaction will be an assignment of the Current Advisory Agreements of the Portfolios under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each Current Advisory Agreement. Due to this uncertainty, each Portfolio is submitting a New Advisory Agreement to shareholders to prevent any potential disruption in each Adviser's ability to provide services after the Transaction is completed. Each Portfolio's total fees for advisory services will remain the same under its New Advisory Agreement. The New Advisory Agreements will be effective upon the closing of the Transaction or, if such Transaction is not completed, at such time as the Board of Trustees of the Fund determines.

Please note that if you are a shareholder of the Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, UltraShort Municipal, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, you also will be receiving a Prospectus/Proxy Statement regarding the proposed reorganization of your Portfolio and another fund (currently managed by MLIM) to be managed by affiliates of BlackRock after the closing of the Transaction. The Prospectus/Proxy Statement details certain changes regarding your investment that will occur upon the closing of the proposed reorganizations. However, because these reorganizations may occur after the closing of the Transaction, you are being asked to approve a New Advisory Agreement applicable to your Portfolio that would go into effect upon the closing of the Transaction or, if such Transaction is not completed, at such time as the Board of Trustees of the Fund determines.

In anticipation of the Transaction, members of the Board met in person on March 8, 2006 and March 27, 2006, telephonically on April 21, 2006 and in person on May 16, 2006 for purposes of, among other things, considering whether it would be in the best interests of each Portfolio and its shareholders to approve the New Advisory Agreement between the Fund with respect to each Portfolio and the Portfolio's Adviser. The 1940 Act requires that each New Advisory Agreement be approved by each Portfolio's shareholders in order for it to become effective with respect to that Portfolio. At those Board meetings, and for the reasons discussed below (see "Board Considerations" below), the Board, including a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers (the "Independent Board Members"), unanimously approved each New Advisory Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the Portfolios after the Transaction. In the event shareholders of a Portfolio do not approve the New Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders.

Section 15(f) of the 1940 Act

BlackRock and Merrill Lynch have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser of a registered fund occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the Transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Fund currently meets this test. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company).

The New Advisory Agreements

The Current Advisory Agreements pursuant to which the Portfolios currently receive investment advisory services are substantially similar to one another. The fees payable to BAI and BFM under each New Advisory Agreement with respect to each Portfolio will in each case be identical to the fees currently payable to the applicable

Adviser by the Portfolio for investment advisory services. In addition, each Adviser has assured the Board that it will continue to provide the same level of advisory services to each Portfolio under the New Advisory Agreements as provided under the Current Advisory Agreements.

While the terms of the New Advisory Agreements generally are substantially similar to those of the Current Advisory Agreements, certain changes are being proposed in the New Advisory Agreements in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds. These changes are discussed below.

Comparison of the Current Advisory Agreements to the New Advisory Agreements

Set forth below is a general description of the terms of the New Advisory Agreements and a general comparison with the terms of the Current Advisory Agreements. A copy of the form of New Advisory Agreement is included in this Proxy Statement as Appendix B and you should refer to the Appendix for the complete terms of your Portfolio's New Advisory Agreement.

Fees. There is no proposed change in the schedule of fees payable by any Portfolio to its Adviser for investment advisory services under its New Advisory Agreement. The fee schedule for advisory services for each Portfolio is set forth in Appendix C.

Investment Advisory Services. Each New Advisory Agreement provides that the Adviser will, in accordance with each Portfolio's investment objective, policies, restrictions and the resolutions of the Board, act as investment adviser for and supervise and manage the investment and reinvestment of each Portfolio's assets and provide a continuous investment program for each Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Portfolios. The Adviser will (either directly or through sub-advisers employed by it) determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios and will place the daily orders for the purchase or sale of securities. Each Current Advisory Agreement contains similar provisions, although the Current Advisory Agreements do not explicitly give the Adviser the right to vote and exercise consents and other rights appertaining to a Portfolio's securities.

Brokerage Transactions. As noted above, under each Portfolio's New Advisory Agreement, the Adviser is authorized to place orders pursuant to its investment determinations for the purchase and sale of securities. These orders may be placed either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, each New Advisory Agreement states that the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the brokerage firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of the Adviser or a sub-adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the New Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser and sub-advisers to the Portfolios and their other clients and that the total commissions paid by each Portfolio will be reasonable in relation to the benefits to such Portfolio over the long-term. In no instance, however, will a Portfolio's securities be purchased from or sold to the Adviser, the sub-advisers, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the Securities and Exchange Commission (the "SEC") or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Adviser may select brokers and dealers with which it or the Fund is affiliated. Each Current Advisory Agreement contains similar provisions, although each is silent on the Adviser's use of affiliated brokers and dealers.

Exclusivity of Services. Each Adviser's services under the New Advisory Agreements are not deemed to be exclusive, and each Adviser is free to render similar services to others so long as its services under the New Advisory Agreements are not impaired. Each Current Advisory Agreement contains a similar provision.

Appointment of Sub-Advisers. Each New Advisory Agreement states that the Adviser may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Adviser, to perform investment advisory services with respect to any Portfolio. The Adviser may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law. Each Current Advisory Agreement permits the Adviser to appoint sub-advisers to the extent the relevant sub-advisory agreement is agreeable to the Fund and is approved in accordance with the provisions of the 1940 Act. Each Current Advisory Agreement is silent on the termination of sub-advisers.

Payment of Expenses. Both the New Advisory Agreements and Current Advisory Agreements require the relevant Adviser to bear all costs and expenses incurred in connection with its duties thereunder. Each New Advisory Agreement, however, explicitly states that the Board may approve reimbursement to the Adviser of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters but other than the provision of investment advisory services) of all personnel employed by the Adviser who devote substantial time to Fund operations or the operations of other investment companies advised by the Adviser. The Current Advisory Agreements are silent on such reimbursements. However, the Board (pursuant to its general authority to manage the business and affairs of the Fund) has previously approved, and the Fund has paid, such reimbursements. The Fund and BlackRock do not expect future reimbursements to cover items not currently subject to reimbursement, and therefore they do not expect that such future reimbursements will materially increase expenses to the Portfolios and shareholders.

Limitation of Liability. Under each New Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with is performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or by reason of its reckless disregard of its obligations or duties under the Agreement. Each Current Advisory Agreement contains similar provisions.

Term and Continuance. If approved by shareholders of a Portfolio, the New Advisory Agreement for the Portfolio will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, provided that in either event the continuance is also approved by a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreement. The Current Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ, and the initial term has elapsed in most cases.

Termination. The New Advisory Agreement for each Portfolio provides that it may be terminated at any time without the payment of any penalty by the Fund with respect to any Portfolio or the Adviser upon sixty days' written notice. The Fund may effect termination with respect to any Portfolio by action of the Board or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio. Each New Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Current Advisory Agreements contain similar termination provisions.

Choice of Law. Both the New Advisory Agreements and Current Advisory Agreements are governed by Delaware law.

Use of BlackRock Name. Each New Advisory Agreement states that the Adviser has consented to the use by the Fund of the BlackRock name and that such consent is conditioned upon the employment of the Adviser as the investment adviser to the Portfolios. Under the New Advisory Agreements the Adviser may require the Fund to cease using "BlackRock" in its name if the Fund or any Portfolio ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser of the Portfolios. The Current Advisory Agreements are silent on this point.

Board Considerations

At a meeting held on May 16, 2006, the Board, including the Independent Board Members, unanimously approved each New Advisory Agreement between the Fund and the Advisers.

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Advisers, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, an ad hoc committee of the Independent Board Members (the "Ad Hoc Committee") requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board's deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock's general plans and intentions regarding the Fund and the proposed combination of BlackRock's business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i)  the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii)  the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii)  that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv)  that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

(v)  that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Advisers, including compliance services;

(vi)  that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)  for Portfolios currently having an investment sub-adviser, the existence of that sub-advisory relationship, the division of responsibilities between the Adviser and the sub-adviser and the services provided by each of them;

(viii)  the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix)  the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM's anticipated impact on BlackRock's ability to manage the Portfolios;

(x)  that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi)  the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch's equity stake in BlackRock after the Transaction;

(xii)  the fact that each Portfolio's total advisory fees will not increase by virtue of the New Advisory Agreements, but rather, will remain the same;

(xiii)  the terms and conditions of the New Advisory Agreements, including the differences from the Current Advisory Agreements (see "Comparison of the Current Advisory Agreements to the New Advisory Agreements" above);

(xiv)  that in February 2006, the Board had performed a full annual review of the Current Advisory Agreements as required by the 1940 Act, and had determined that the Advisers had the capabilities, resources and personnel necessary to provide the advisory services currently provided to each Portfolio; and that the advisory fees paid by each Portfolio, taking into account any breakpoints, represent reasonable compensation to the applicable Adviser in light of the nature, extent and quality of the services to be provided by the Adviser, the investment performance of each Portfolio and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv)  that the Fund would not bear the costs of obtaining shareholder approval of the New Advisory Agreements; and

(xvi)  that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Advisers, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board's decision to approve the New Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Advisers to each of the Portfolios under the New Advisory Agreements. The Board reviewed the Advisers' investment philosophy and process used to manage each of the Portfolios, as well as a description of each Adviser's capabilities, personnel and services. The Board considered the scope of services to be provided by the Advisers to each of the Portfolios under the New Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Advisers' in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Advisers to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Advisory Agreements was identical to the Current Advisory Agreements and comparable to that generally found in investment advisory agreements of their nature. The Board considered the legal and compliance programs of each of the Fund and the Advisers, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Advisers with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Advisers' and MLIM's investment professionals and other personnel who would provide services to each Portfolio under the applicable New Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock's general business reputation and overall financial resources and concluded that the Advisers would be able to meet any reasonably foreseeable obligation under the New Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch's equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the SEC.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the applicable Adviser to each Portfolio under the applicable New Advisory Agreement were expected to be as good or better than that provided under the Current Advisory Agreement, and were consistent with the Portfolio's operational requirements and reasonable in terms of approving such New Advisory Agreement.

Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board compared the advisory fees, both before (contractual) and after (actual) any fee waivers and expense reimbursements, and total expenses of each Portfolio, against the fees and total expenses of the Portfolio's peers selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

For each Portfolio, the Investor A Class and Institutional (or in some cases BlackRock) Class were used to represent such Portfolio's share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers.

In considering the fee and expense data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that:

•  except for the All-Cap Global Resources, Aurora, Global Resources, Global Science & Technology Opportunities, International Opportunities, Mid-Cap Growth Equity, Mid-Cap Value Equity, Small Cap Core Equity, U.S. Opportunities, Core Bond Total Return, GNMA, Intermediate Bond, Intermediate PLUS Bond, Low Duration Bond, Managed Income, Money Market, Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, the Investor A Class of the Core PLUS Total Return, Intermediate Government Bond, New Jersey Municipal Money Market, North Carolina Municipal Money Market and Ohio Municipal Money Market Portfolios and the Institutional (or BlackRock) Class of the Inflation Protected Bond, Government Income, Pennsylvania Tax-Free Income and Tax-Free

Income Portfolios, each Portfolio had contractual advisory fees and expenses that were equal to or lower than the median for its peers; and

•  except for the All-Cap Global Resources (Institutional Class only), Asset Allocation, Aurora, Global Resources, Global Science & Technology Opportunities, International Opportunities, Mid-Cap Growth Equity, Mid-Cap Value Equity, U.S. Opportunities, International Bond (Institutional Class only), Intermediate Bond, Managed Income, Delaware Tax-Free Income, Money Market, Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, each Portfolio had actual advisory fees and expenses that were equal to or lower than the median for its peers.

However, in considering such fee and expense data at the February meeting, the Board took into consideration the fact that:

•  with respect to the Mid-Cap Growth Equity, GNMA and Managed Income Portfolios, the Investor A Class of the All-Cap Global Resources, Global Science & Technology Opportunities, International Opportunities, Core PLUS Total Return, Intermediate Government Bond, Intermediate PLUS Bond, New Jersey Municipal Money Market, North Carolina Municipal Money Market and Ohio Municipal Money Market Portfolios and the Institutional (or BlackRock) Class of the Government Income, Inflation Protected Bond, Pennsylvania Tax-Free Income and Tax-Free Income Portfolios, the difference by which such Portfolios' contractual advisory fees were higher than the median for their respective peers was not significant;

•  with respect to the Small Cap Core Equity, Core Bond Total Return and Low Duration Bond Portfolios and the BlackRock Class of the Intermediate PLUS Bond Portfolio, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual advisory fee of such Portfolio was equal to or lower than the median for its peers;

•  with respect to the Institutional Class of the Aurora, Intermediate Bond and Pennsylvania Municipal Money Market Portfolios and the Investor A Class of the Mid-Cap Value Equity, Money Market, Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, its actual total expenses were equal to or lower than the median;

•  with respect to the Global Resources and U.S. Opportunities Portfolios and the Institutional Class of the Global Science & Technology Opportunities, International Opportunities, Mid-Cap Value Equity, Money Market and U.S. Treasury Money Market Portfolios, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that were at least equal to or above the performance median for the Portfolio's peers; and

•  with respect to the Investor A Class of the Aurora and Intermediate Bond Portfolios, although the contractual advisory fee of each such Portfolio was higher than the median for its peers, after taking into account fee waivers, the actual management (advisory plus administration) fee of such Portfolio was equal to or lower than the median for its peers.

In addition to Lipper data, at the February 2006 meeting the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Advisory Agreements, the Board considered for each Portfolio, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio's total advisory fees and expense ratios would not increase as a result of the Transaction. However, the Board noted that in connection with the Transaction, it intends to recommend the reorganization of each of the following Portfolios into a comparable MLIM fund that has a higher contractual advisory fee or net expenses, which, if approved by Portfolio shareholders, would result in the following:

(1)  The contractual advisory fee for each of the New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios would increase by .05% and .04%, respectively, although overall net expenses would remain the same; and

(2)  Net expenses for shareholders of the Investor C, Institutional and Service classes of the Large Cap Value Equity Portfolio would increase by .05%, .20% and .13%, respectively, and net expenses for shareholders of the Investor A, Investor B, Investor C, Institutional and Service classes of the Large Cap Growth Equity Portfolio would increase by .03%, .06%, .06%, .25% and .20%, respectively, which the Board concluded were acceptable increases in view of the enhanced management capabilities which were expected to result from the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Advisory Agreements, the Board had determined that the total fees for advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Advisers pursuant to each of the New Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio's one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock's market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that for each Portfolio that had existed for more than five years, except for the Aurora, Investment Trust, Large Cap Growth Equity, Large Cap Value Equity, Mid-Cap Growth Equity, Small Cap Growth Equity, Exchange, Intermediate Government Bond, International Bond, Low Duration Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Pennsylvania Tax-Free Income, Tax-Free Income and Municipal Money Market Portfolios and Strategic Portfolio I and the Investor A Class of the Core Bond Total Return, Managed Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the Portfolio's peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM's performance history with respect to its mutual fund complex. The Board also noted BlackRock's and MLIM's considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Advisers' and their affiliates' profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock's methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Advisers and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock's profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock's profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the broker-dealer community, and the engagement of BlackRock's affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Advisers and their affiliates under the New Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

Information About the Advisers

BAI, a majority-owned indirect subsidiary of PNC, renders advisory services to each of the Portfolios included in this Proxy Statement except BlackRock Strategic Portfolio I. BFM, a majority-owned indirect subsidiary of PNC and an affiliate of BAI, renders advisory services to BlackRock Strategic Portfolio I. Each of BAI and BFM is a corporation organized under the laws of the state of Delaware. BlackRock currently intends to convert BAI to a Delaware limited liability company, which would have no effect on the nature or quality of the investment advisory services that BAI provides to the Portfolios.

It is anticipated that certain changes will be made to the portfolio management teams of the Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, UltraShort Municipal, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, as set forth in Appendix D, following the closing of the Transaction and, with respect to the Large Cap Value Equity, Large Cap Growth Equity, Dividend AchieversTM, UltraShort Municipal, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, assuming the reorganization of each Portfolio and a fund currently managed by MLIM occurs.

The Current Advisory Agreements for all Portfolios were most recently approved for continuance by the Fund's Board, including a majority of the Independent Board Members, at an in-person meeting of the Board held on February 28, 2006. For a discussion of the factors considered by the Board in connection with the renewal of the Current Advisory Agreements, see the Fund's most recent semi-annual report to shareholders dated March 31, 2006.

The tables set forth in Appendix E show amounts paid to the Advisers and affiliates of the Advisers during the Fund's most recently completed fiscal year for the services noted in the Appendix, which services will continue to be provided if the New Advisory Agreements are approved. There were no other material payments by the Fund to the Advisers or any of their affiliates during that period. The Fund did not pay any brokerage commissions to affiliated brokers during its last fiscal year.

Affiliates of Merrill Lynch currently act as brokers for certain Portfolios. The aggregate brokerage commissions paid by each Portfolio to Merrill Lynch and its affiliated brokers during the Fund's most recently completed fiscal year are set forth in Appendix F. In addition, affiliates of Merrill Lynch serve as shareholder servicing agents for certain Portfolios. The aggregate amounts paid by each Portfolio to Merrill Lynch and its affiliates for such services (which will continue if the New Advisory Agreements are approved) during the Fund's most recently completed fiscal year are set forth in Appendix F. There were no other material payments by the Fund to Merrill Lynch or its affiliates during that period.

The name and principal occupation of the directors and principal executive officers of the Advisers, as well as the trustees and officers of the Fund who are also officers of BlackRock or its affiliates, are as set forth in Appendix G. The principal address of each individual as it relates to his or her duties at the applicable Adviser is the same as that of the Adviser.

The Advisers provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Portfolios. The table set forth in Appendix H lists these other funds advised or sub-advised by the Advisers, the net assets of those funds, and the fees the Advisers received with respect to those funds during the most recently ended fiscal year of the funds.

Shareholder Approval

To become effective with respect to a particular Portfolio, each New Advisory Agreement must be approved by a vote of a "majority of the outstanding voting securities" of that Portfolio. The vote of a "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Portfolio entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio entitled to vote thereon. Each New Advisory Agreement was approved by the Independent Board Members, separately, and by the Board as a whole, after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit each Portfolio's New Advisory Agreement for consideration by the shareholders of the Portfolio.

The Board unanimously recommends that shareholders of each Portfolio vote FOR the approval of the Portfolio's New Advisory Agreement.

PROPOSAL 2—TO APPROVE NEW SUB-ADVISORY AGREEMENTS

The following discussion is applicable only to the following Portfolios of the Fund:

Portfolio	Sub-Adviser
Asset Allocation Portfolio	BFM

Global Opportunities Portfolio	BFM

International Opportunities Portfolio	BIL

Enhanced Income Portfolio	BFM

Low Duration Bond Portfolio	BFM

Intermediate Government Bond Portfolio	BFM

Intermediate Bond Portfolio	BFM

Intermediate PLUS Bond Portfolio	BFM

Core Bond Total Return Portfolio	BFM

Core PLUS Total Return Portfolio	BFM

Government Income Portfolio	BFM

Inflation Protected Bond Portfolio	BFM

GNMA Portfolio	BFM

Managed Income Portfolio	BFM

International Bond Portfolio	BFM

High Yield Bond Portfolio	BFM

UltraShort Municipal Portfolio	BFM

Tax-Free Income Portfolio	BFM

Delaware Tax-Free Income Portfolio	BFM

Ohio Tax-Free Income Portfolio	BFM

Kentucky Tax-Free Income Portfolio	BFM

New Jersey Tax-Free Income Portfolio	BFM

Pennsylvania Tax-Free Income Portfolio	BFM

Money Market Portfolio	BIMC

U.S. Treasury Money Market Portfolio	BIMC

Municipal Money Market Portfolio	BIMC

New Jersey Municipal Money Market Portfolio	BIMC

North Carolina Municipal Money Market Portfolio	BIMC

Ohio Municipal Money Market Portfolio	BIMC

Pennsylvania Municipal Money Market Portfolio	BIMC

Virginia Municipal Money Market Portfolio	BIMC

At the Meeting, you will also be asked to approve a new sub-advisory agreement between your Portfolio's Adviser and BFM, BIL or BIMC, as applicable (the "Sub-Advisers") (each, a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements"). A general description of the proposed New Sub-Advisory Agreements and a comparison of the proposed New Sub-Advisory Agreements and the sub-advisory agreement currently in effect for each Portfolio (each, a "Current Sub-Advisory Agreement" and collectively, the "Current Sub-Advisory Agreements") are included below. The form of each New Sub-Advisory Agreement is attached hereto as Appendix I. The date of each Portfolio's Current Sub-Advisory Agreement and the date on which it was last submitted for approval by shareholders are provided in Appendix C. Each Current Sub-Advisory Agreement was last approved for continuance by the Board on February 28, 2006.

With respect to each Portfolio other than the Asset Allocation and Global Opportunities Portfolios, each Sub-Adviser is responsible for the applicable Portfolio's day-to-day management and will generally make all decisions regarding portfolio securities. With respect to the Asset Allocation and Global Opportunities Portfolios, BFM provides day-to-day management of each Portfolio's fixed-income investments, other than short-term cash equivalents. The Sub-Advisers also provide research and credit analysis.

Although BlackRock has informed the Board that it does not believe the Transaction will be an assignment of the Current Sub-Advisory Agreements of the Portfolios under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of each Current Sub-Advisory Agreement. Due to this uncertainty, each Portfolio is submitting a New Sub-Advisory Agreement to shareholders to prevent any potential disruption in each Sub-Adviser's ability to provide services after the Transaction is completed. The New Sub-Advisory Agreements will be effective upon the closing of the Transaction or, if such Transaction is not completed, at such time as the Board of Trustees of the Fund determines. The New Sub-Advisory Agreement for each Portfolio will become effective only if the New Advisory Agreement for that Portfolio is approved by shareholders.

Please note that if you are a shareholder of the UltraShort Municipal, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, you also will be receiving a Prospectus/Proxy Statement regarding the proposed reorganization of your Portfolio and another fund (currently managed by MLIM) to be managed by affiliates of BlackRock after the closing of the Transaction. The Prospectus/Proxy Statement details certain changes regarding your investment that will occur upon the closing of the proposed reorganizations. However, because these reorganizations may occur after the closing of the Transaction, you are being asked to approve a New Sub-Advisory Agreement applicable to your Portfolio that would go into effect upon the closing of the Transaction or, if such Transaction is not completed, at such time as the Board of Trustees of the Fund determines.

In anticipation of the Transaction, members of the Board met in person on March 8, 2006 and March 27, 2006, telephonically on April 21, 2006 and in person on May 16, 2006 for purposes of, among other things, considering whether it would be in the best interests of each Portfolio and its shareholders to approve the applicable New Sub-Advisory Agreement. The 1940 Act requires that each New Sub-Advisory Agreement be approved by each Portfolio's shareholders in order for it to become effective with respect to that Portfolio. At those Board meetings, and for the reasons discussed below (see "Board Considerations" below), the Board, including a majority of the Independent Board Members, unanimously approved each New Sub-Advisory Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment sub-advisory services to the Portfolios after the Transaction. In the event shareholders of a Portfolio do not approve the New Sub-Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Portfolio and its shareholders.

The New Sub-Advisory Agreements

The Current Sub-Advisory Agreements pursuant to which the Portfolios currently receive sub-advisory services are substantially similar to one another. The fees payable to BFM, BIL and BIMC, as applicable, under each New Sub-Advisory Agreement are paid by BAI (and not the relevant Portfolio) and will in each case be identical to the fees currently payable to such Sub-Advisers by BAI for sub-advisory services. In addition, each Sub-Adviser has assured the Board that it will continue to provide the same level of sub-advisory services to each Portfolio under the New Sub-Advisory Agreements as provided under the Current Sub-Advisory Agreements.

While the terms of the New Sub-Advisory Agreements generally are substantially similar to those of the Current Sub-Advisory Agreements, certain changes are being proposed in the New Sub-Advisory Agreements in order to standardize terms and language across all BlackRock- and MLIM-sponsored funds. These changes are discussed below.

Comparison of the Current Sub-Advisory Agreements to the New Sub-Advisory Agreements

Set forth below is a general description of the terms of the New Sub-Advisory Agreements and a general comparison with the terms of the Current Sub-Advisory Agreements. A copy of the form of New Sub-Advisory Agreement is included in this Proxy Statement as Appendix I and you should refer to the Appendix for the complete terms of your Portfolio's New Sub-Advisory Agreement.

Fees. BAI, and not any of the Portfolios, is responsible for paying the applicable Sub-Adviser its sub-advisory fee under each New Sub-Advisory Agreement. There is no proposed change in the schedule of fees payable to each

Sub-Adviser under the New Sub-Advisory Agreements. The fee schedule for sub-advisory services for each Portfolio is set forth in Appendix C.

Sub-Advisory Services. Pursuant to each New Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of BAI and the Board and in accordance with each Portfolio's investment objective, policies, restrictions and the resolutions of the Board, will supervise the day-to-day operations of each Portfolio and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the Portfolio as the Adviser may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Portfolio and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Portfolio; (ii) provide investment research and credit analysis concerning the Portfolio's investments (with respect to the Asset Allocation and Global Opportunities Portfolios, fixed-income investments); (iii) assist the Adviser in determining what portion of the Portfolio's assets will be invested in cash, cash equivalents and, with respect to the Equity and Bond Portfolios, money market instruments; (iv) place orders for all purchases and sales of the investments (with respect to the Asset Allocation and Global Opportunities Portfolios, fixed-income investments, other than short-term cash equivalents) made for the Portfolio; and (v) maintain the books and records as are required to support Portfolio operations (in conjunction with record-keeping and accounting functions performed by the Adviser). In addition, the Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Portfolio and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Adviser believes appropriate for this purpose. Each Current Sub-Advisory Agreement contains similar provisions, although the Current Advisory Agreements do not explicitly give the Sub-Adviser the right to vote and exercise consents and other rights appertaining to a Portfolio's securities.

Brokerage Transactions. As noted above, under each Portfolio's New Sub-Advisory Agreement, the Sub-Adviser is authorized to place orders pursuant to its investment determinations for the purchase and sale of securities. These orders may be placed either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, each New Sub-Advisory Agreement states that the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the brokerage firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of the Adviser or Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the New Sub-Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser or Sub-Adviser to the Portfolio and their other clients and that the total commissions paid by each Portfolio will be reasonable in relation to the benefits to such Portfolio over the long-term. In no instance, however, will a Portfolio's securities be purchased from or sold to the Adviser or Sub-Adviser, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers and dealers with which it or the Fund is affiliated. Each Current Sub-Advisory Agreement contains similar provisions, although each is silent on the Sub-Adviser's use of affiliated brokers and dealers.

Exclusivity of Services. Each Sub-Adviser's services under the New Sub-Advisory Agreements are not deemed to be exclusive, and each Sub-Adviser is free to render similar services to others so long as its services under the New Sub-Advisory Agreements are not impaired. Each Current Sub-Advisory Agreement contains a similar provision.

The Current Sub-Advisory Agreement for the International Opportunities Portfolio contains a provision stating that the Sub-Adviser does not have the right, without prior notice to the Adviser and the Fund's Board as may be required by applicable law, to effect transactions with or for the Portfolio in respect of which the Sub-Adviser has directly or indirectly a material interest (except for an interest arising solely from the mere participation of the Sub-Adviser as agent for the Portfolio) or a relationship of any description with another party which may involve a conflict with the

Sub-Adviser's duty to the Adviser or the Fund. The New Sub-Advisory Agreement for the International Opportunities Portfolio does not contain a similar provision.

Payment of Expenses. Both the New Sub-Advisory Agreements and Current Sub-Advisory Agreements require the relevant Sub-Adviser to bear all costs and expenses incurred in connection with its duties thereunder. Each New Sub-Advisory Agreement, however, explicitly states that the Board may approve reimbursement to the Sub-Adviser of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters but other than the provision of investment advisory services) of all personnel employed by the Sub-Adviser who devote substantial time to Fund operations or the operations of other investment companies advised by the Sub-Adviser. The Current Sub-Advisory Agreements are silent on such reimbursements. However, the Board (pursuant to its general authority to manage the business and affairs of the Fund) has previously approved, and the Fund has paid, such reimbursements. The Fund and BlackRock do not expect future reimbursements to cover items not currently subject to reimbursement, and therefore they do not expect that such future reimbursements will materially increase expenses to the Portfolios and shareholders.

Limitation of Liability. Under each New Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or a Portfolio in connection with its performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or by reason of its reckless disregard of its obligations or duties under the Agreement. Each Current Sub-Advisory Agreement contains similar provisions.

Term and Continuance. If approved by shareholders of a Portfolio, the New Sub-Advisory Agreement for the Portfolio will terminate, unless sooner terminated as set forth therein, two years from the date of implementation. Thereafter, if not terminated, each New Sub-Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, provided that in either event the continuance is also approved by a majority of the members of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement. The Current Sub-Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ, and the initial term has elapsed in most cases.

Termination. The New Sub-Advisory Agreement for each Portfolio provides that it may be terminated at any time without the payment of any penalty by the Fund with respect to any Portfolio or the Adviser or Sub-Adviser upon sixty days' written notice. The Fund may effect termination with respect to any Portfolio by action of the Board or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio. Each New Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act) or if the investment advisory agreement between the Fund and the Adviser with respect to the Portfolio terminates. The Current Sub-Advisory Agreements contain similar termination provisions.

Choice of Law. Both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements are governed by Delaware law.

Board Considerations

At a meeting held on May 16, 2006, the Board, including the Independent Board Members, unanimously approved each New Sub-Advisory Agreement between BAI and the Sub-Advisers.

To assist the Board in its deliberations, BlackRock provided materials and information about itself and the Sub-Advisers, including its financial condition and asset management capabilities and organization, as well as materials and information about the Transaction. In addition, the Ad Hoc Committee requested and received additional information from BlackRock and Merrill Lynch in connection with the consideration of the New Sub-Advisory Agreements. The Board also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board's deliberations.

The Ad Hoc Committee and its counsel met in person on March 8, 2006 and, along with other invited Independent Board Members, again in person on March 27, 2006, each time to discuss with BlackRock management the Transaction and BlackRock's general plans and intentions regarding the Fund and the proposed combination of BlackRock's business with that of MLIM. Among other inquiries, the Ad Hoc Committee requested information about the plans for, and anticipated roles and responsibilities of, certain BlackRock employees and officers following the Transaction. The full Board held a telephonic meeting on April 21, 2006 and an in-person meeting on May 16, 2006, at which representatives of BlackRock made presentations to, and responded to questions from, Independent Board Members regarding the Transaction and the New Sub-Advisory Agreements. At the March 27 meeting and also on May 15, 2006, the Independent Board Members met in person with key MLIM employees and officers who would be joining the new combined company. At each of the Board and Ad Hoc Committee meetings, the Independent Board Members met in executive session with their counsel to consider the New Sub-Advisory Agreements. The Independent Board Members also conferred separately with each other and their counsel about the Transaction on various other occasions, including in connection with the May 16 meeting.

Among other things, the Board considered:

(i)  the strategic reasons for the Transaction, as presented by BlackRock to the Board at each of the various Board and Ad Hoc Committee meetings;

(ii)  the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the new combined company;

(iii)  that each of BlackRock, MLIM and their respective investment advisory subsidiaries are experienced and respected asset management firms, and that BlackRock has advised the Board that in connection with the Transaction, it intends to take steps to combine the investment management operations of BlackRock and MLIM, which, among other things, may involve sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources;

(iv)  that BlackRock advised the Board that, subject to appropriate notice to the Board and shareholders, the combination may result in changes to portfolio managers or portfolio management teams for a number of the Portfolios, although, in certain other cases, the current portfolio managers or portfolio management teams will remain in place;

(v)  that BlackRock advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Portfolios and their shareholders by the Sub-Advisers, including compliance services;

(vi)  that BlackRock advised the Board that it has no present intention due to the Transaction to alter the expense waivers and reimbursements currently in effect for the Portfolios, and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii)  the division of responsibilities between each Portfolio's Adviser and Sub-Adviser and the services provided by each of them;

(viii)  the potential benefits to Fund shareholders from being part of a combined fund family with the MLIM-sponsored funds, including possible economies of scale and access to investment opportunities;

(ix)  the experience, expertise, resources and performance record of MLIM that will be contributed to BlackRock after the closing of the Transaction and MLIM's anticipated impact on BlackRock's ability to manage the Portfolios;

(x)  that BlackRock and MLIM would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(xi)  the potential effects of regulatory restrictions on the Portfolios as a result of Merrill Lynch's equity stake in BlackRock after the Transaction;

(xii)  the fact that each Portfolio's total sub-advisory fees will not increase by virtue of the New Sub-Advisory Agreement, but rather, will remain the same, and the fact that each Portfolio's Adviser will continue to bear all of its sub-advisory fees;

(xiii)  the terms and conditions of the New Sub-Advisory Agreements, including the differences from the Current Sub-Advisory Agreements (see "Comparison of the Current Sub-Advisory Agreements to the New Sub-Advisory Agreements" above);

(xiv)  that in February 2006, the Board had performed a full annual review of the Current Sub-Advisory Agreements as required by the 1940 Act, and had determined that the Sub-Advisers had the capabilities, resources and personnel necessary to provide the sub-advisory services currently provided to each Portfolio; and that the sub-advisory fees paid to each Portfolio's Sub-Adviser, taking into account any breakpoints, represent reasonable compensation to the applicable Sub-Adviser in light of the nature, extent and quality of the services to be provided by the Sub-Adviser, the investment performance of each Portfolio and the Sub-Adviser, the costs of the services to be provided and the profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as each Portfolio grows and such other matters as the Board considered relevant in the exercise of its reasonable judgment;

(xv)  that the Fund would not bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreements; and

(xvi)  that BlackRock and Merrill Lynch have agreed to conduct (and use reasonable best efforts to cause their respective affiliates, including the Sub-Advisers, to conduct) their respective businesses in compliance with Section 15(f) of the 1940 Act in relation to any funds advised by MLIM and registered under the 1940 Act. They have agreed to the same conduct in relation to any BlackRock funds registered under the 1940 Act to the extent it is determined that the Transaction is an assignment under the 1940 Act.

Certain of these considerations are discussed in more detail below.

In its deliberations, the Board considered information received in connection with its February 2006 approval of the continuance of each Current Sub-Advisory Agreement in addition to information provided by BlackRock in connection with its evaluation of the terms and conditions of the New Sub-Advisory Agreements. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately in respect of each Portfolio. No single factor was considered in isolation or to be determinative in the Board's decision to approve the New Sub-Advisory Agreements. Rather, the Board, including all of the Independent Board Members, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the New Sub-Advisory Agreements, including the fees to be charged for services thereunder, and recommend the New Sub-Advisory Agreements to shareholders.

Nature, Quality and Extent of Services Provided. The Board received and considered various information and data regarding the nature, extent and quality of services to be provided by the Sub-Advisers to each of the Portfolios under the New Sub-Advisory Agreements. The Board reviewed the Sub-Advisers' investment philosophy and process used to manage each of the Portfolios, as well as a description of each Sub-Adviser's capabilities, personnel and services. The Board considered the scope of services to be provided by the Sub-Advisers to each of the Portfolios under the New Sub-Advisory Agreements relative to services typically provided by third parties to comparable mutual funds, and considered the Sub-Advisers' in-house research capabilities as well as other resources available to their personnel. In addition, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the new combined company and how it would affect the Fund, the potential implications of regulatory restrictions on the Fund following the Transaction, the ability of the Sub-Advisers to perform their duties after the Transaction, and any anticipated changes to the current investment and other practices of the Fund. The Board noted that the standard of care applicable under the New Sub-Advisory Agreements was identical to the Current Sub-Advisory Agreements and comparable to that generally found in investment sub-advisory agreements of their nature. The Board considered the legal and compliance programs of each of the

Fund and the Sub-Advisers, as well as the integrity of the systems that would be in place to ensure implementation of such programs following the Transaction, and the records of each of the Fund and the Sub-Advisers with regard to these matters. The Board also considered information relating to the qualifications, backgrounds and responsibilities of the Sub-Advisers' and MLIM's investment professionals and other personnel who would provide services to each Portfolio under the applicable New Sub-Advisory Agreement, and took into account potential changes in portfolio management personnel in certain of the Portfolios after the closing of the Transaction. The Board also considered the anticipated positive impact of the Transaction on BlackRock's general business reputation and overall financial resources and concluded that the Sub-Advisers would be able to meet any reasonably foreseeable obligation under the New Sub-Advisory Agreements.

The Board was advised that, as a result of Merrill Lynch's equity stake in BlackRock after the Transaction, the Portfolios will be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent regulatory relief. The Board was advised that BlackRock was contemplating seeking regulatory relief with respect to some of these restrictions from the SEC.

Based on their review of the materials provided and assurances they received from management of BlackRock, the Board, including all of the Independent Board Members, concluded that the nature, quality and extent of the services provided by the applicable Sub-Adviser to each Portfolio under the applicable New Sub-Advisory Agreement were expected to be as good or better than that provided under the Current Sub-Advisory Agreement, and were consistent with the Portfolio's operational requirements and reasonable in terms of approving such New Sub-Advisory Agreement.

Sub-Advisory Fees. The Board considered the information it had previously received and analyzed at the February 2006 meeting regarding the fees and expense ratios of retail and institutional share classes of each Portfolio. At the February 2006 meeting, the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by BlackRock, including closed-end investment companies and separate accounts.

In reviewing the New Sub-Advisory Agreements, the Board considered for each Portfolio, among other things, whether sub-advisory fees would change as a result of the Transaction. Based on the assurances that the Board received from BlackRock, the Board determined that each Portfolio's total sub-advisory fees would not increase as a result of the Transaction.

The Board noted that in conjunction with its most recent deliberations concerning the Current Sub-Advisory Agreements, the Board had determined that the total fees for sub-advisory services for the Portfolios were reasonable in light of the services provided. Following consideration of all of the information, the Board, including all of the Independent Board Members, concluded that the contractual fees to be paid to the Sub-Advisers pursuant to each of the New Sub-Advisory Agreements are fair and reasonable in light of the services being provided.

Fund Performance. In connection with its February 2006 meeting, the Board received and considered information about each Portfolio's one-, three- and five-year (as applicable) investment performance for the period ended November 30, 2005, in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock's market outlook and discussed other factors relevant to the performance of the Portfolios.

In considering the performance data provided by Lipper at the February 2006 meeting, the Board noted at that meeting that for each Portfolio that had existed for more than five years, except for the Intermediate Government Bond, International Bond, Low Duration Bond, Delaware Tax-Free Income, Kentucky Tax-Free Income, Pennsylvania Tax-Free Income, Tax-Free Income and Municipal Money Market Portfolios and the Investor A Class of the Core Bond Total Return, Managed Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, New Jersey Municipal Money Market, North Carolina Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market and U.S. Treasury Money Market Portfolios, each Portfolio had investment performance during at least two of the one-year, three-year and five-year periods that was at least equal to or above the median for the

Portfolio's peers. The Board discussed the performance issues of these Portfolios with BlackRock at the February 2006 meeting, and was satisfied that appropriate measures were being taken to address them. Following the closing of the Transaction, these measures may include combining certain MLIM operations with those of certain BlackRock subsidiaries. The Board also examined MLIM's performance history with respect to its mutual fund complex. The Board also noted BlackRock's and MLIM's considerable investment management experience and capabilities.

Profitability. In connection with its February 2006 meeting, the Board considered the level of the Sub-Advisers' and their affiliates' profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock's methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Sub-Advisers and their affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered BlackRock's profit margins in comparison with available industry data. The Board, including all of the Independent Board Members, concluded that BlackRock's profitability with respect to the Portfolios is reasonable relative to the services provided.

Economies of Scale. In connection with its February 2006 meeting, the Board considered whether there have been economies of scale in respect of the management of each Portfolio, whether each Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by BlackRock for each of the Portfolios. The Board, including all of the Independent Board Members, determined that the sub-advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale. The Board recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

Other Benefits to BlackRock. The Board also took into account other ancillary benefits that BlackRock may derive from its relationship with each of the Portfolios, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the broker-dealer community, and the engagement of BlackRock's affiliates as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Board Members, concluded that these ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment sub-advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors. In evaluating ancillary benefits to be received by the Sub-Advisers and their affiliates under the New Sub-Advisory Agreements, the Board considered whether the Transaction would have an impact on the benefits received by virtue of the Current Sub-Advisory Agreements. Based on its review of the materials provided, including materials received in connection with its recent approval of the continuance of each Current Sub-Advisory Agreement, and its discussions with BlackRock, the Board noted that such benefits were difficult to quantify with certainty at this time, and indicated that it would continue to evaluate them going forward.

Information About the Sub-Advisers

BFM, BIL and BIMC are each a wholly-owned indirect subsidiary of PNC and an affiliate of BAI. Each of BFM and BIMC is a corporation organized under the laws of the state of Delaware and BIL is a corporation organized under the laws of Scotland.

It is anticipated that certain changes will be made to the portfolio management teams of the Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return, Managed Income, UltraShort Municipal, Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income, Kentucky Tax-Free Income, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, as set forth in Appendix D, following the closing of the Transaction and, with respect to the UltraShort Municipal, New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, assuming the reorganization of each Portfolio and a fund currently managed by MLIM occurs.

The Current Sub-Advisory Agreements for all Portfolios were most recently approved for continuance by the Fund's Board, including a majority of the Independent Board Members, at an in-person meeting of the Board held on February 28, 2006. For a discussion of the factors considered by the Board in connection with the renewal of the Current Sub-Advisory Agreements, see the Fund's most recent semi-annual report to shareholders dated March 31, 2006.

The tables set forth in Appendix E show amounts paid to the Sub-Advisers and affiliates of the Sub-Advisers during the Fund's most recently completed fiscal year for the services noted in the Appendix, which services will continue to be provided if the New Sub-Advisory Agreements are approved. There were no other material payments by the Fund to the Sub-Advisers or any of their affiliates during that period.

The name and principal occupation of the directors and principal executive officers of the Sub-Advisers, as well as the trustees and officers of the Fund that are also officers of BlackRock or its affiliates, are as set forth in Appendix G. The principal address of each individual as it relates to his or her duties at the applicable Sub-Adviser is the same as that of the Sub-Adviser.

The Sub-Advisers provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Portfolios. The table set forth in Appendix H lists these other funds advised or sub-advised by the Sub-Advisers, the net assets of those funds, and the fees the Sub-Advisers received with respect to those funds during the most recently ended fiscal year of the funds.

Shareholder Approval

To become effective with respect to a particular Portfolio, each New Sub-Advisory Agreement must be approved by a vote of a "majority of the outstanding voting securities" of that Portfolio. The vote of a "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Portfolio entitled to vote thereon present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio entitled to vote thereon. Each New Sub-Advisory Agreement was approved by the Independent Board Members, separately, and by the Board as a whole, after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit each Portfolio's New Sub-Advisory Agreement for consideration by the shareholders of the Portfolio.

The Board unanimously recommends that shareholders of each Portfolio vote FOR the approval of the Portfolio's New Sub-Advisory Agreement.

PROPOSAL 3—TO APPROVE CHANGE TO FUNDAMENTAL INVESTMENT POLICY OF THE DELAWARE TAX-FREE INCOME, OHIO TAX-FREE INCOME, KENTUCKY TAX-FREE INCOME, NEW JERSEY TAX-FREE INCOME AND PENNSYLVANIA TAX-FREE INCOME PORTFOLIOS REGARDING INVESTMENTS IN MUNICIPAL SECURITIES

The following discussion is applicable only to the following Portfolios of the Fund:

Delaware Tax-Free Income Portfolio

Ohio Tax-Free Income Portfolio

Kentucky Tax-Free Income Portfolio

New Jersey Tax-Free Income Portfolio

Pennsylvania Tax-Free Income Portfolio

In order to enable the portfolio management team to pursue a broader range of investment opportunities and to reflect changes in the municipal securities markets, the Board has approved, and is submitting to shareholders of each Portfolio for approval, a change to each Portfolio's fundamental investment policy regarding investments in municipal securities as detailed in the chart below. In addition, in connection with the proposed policy changes, the Board has approved a change in the name of each Portfolio as detailed in the chart below. For purposes of this proposal, "municipal securities" are defined as bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities).

Please note that if you are a shareholder of the New Jersey Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, you also will be receiving a Prospectus/Proxy Statement regarding the proposed reorganization of your Portfolio and another fund (currently managed by MLIM) to be managed by affiliates of BlackRock after the closing of the Transaction. The Prospectus/Proxy Statement details certain changes regarding your investment that will occur upon the closing of the proposed reorganizations. However, because these reorganizations may occur after the closing of the Transaction, you are being asked to approve a change to your Portfolio's fundamental investment policy regarding investments in municipal securities that would go into effect upon the closing of the Transaction or, if such Transaction is not completed, at such time as the Board of Trustees of the Fund determines.

Current Portfolio Name	Current Portfolio Policy	New Portfolio Name	Proposed New Portfolio Policy
BlackRock Delaware Tax-Free Income Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Delaware state income tax.	BlackRock Delaware Municipal Bond Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Delaware state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

BlackRock Ohio Tax-Free Income Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Ohio state income tax.	BlackRock Ohio Municipal Bond Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Ohio state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

BlackRock Kentucky Tax-Free Income Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Kentucky state income tax.	BlackRock Kentucky Municipal Bond Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Kentucky state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

Current Portfolio Name	Current Portfolio Policy	New Portfolio Name	Proposed New Portfolio Policy
BlackRock New Jersey Tax-Free Income Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and New Jersey state income tax.	BlackRock New Jersey Municipal Bond Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from regular Federal income tax and New Jersey state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

BlackRock Pennsylvania Tax-Free Income Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from Federal income tax (including the Federal Alternative Minimum Tax) and Pennsylvania state income tax.	BlackRock Pennsylvania Municipal Bond Portfolio	The Portfolio normally invests at least 80% of its assets in municipal securities the interest on which the Portfolio manager believes is exempt from regular Federal income tax and Pennsylvania state income tax. The interest on these securities may not be exempt from Federal Alternative Minimum Tax.

Effect of Proposed Change

As detailed above, the only proposed change to each Portfolio's fundamental investment policy is to remove the requirement that at least 80% of the Portfolio's assets normally be invested in securities the interest on which the Portfolio manager believes is exempt from the Federal Alternative Minimum Tax. If the proposal is approved, the Portfolios will not be required to invest any portion of their respective assets in securities the interest on which is exempt from the Federal Alternative Minimum Tax, and each Portfolio may invest without limit in securities the interest on which may be subject to the Federal Alternative Minimum Tax. Interest on these securities that is received by taxpayers subject to the Federal Alternative Minimum Tax is taxable. As a result, a shareholder's tax liability may change if this proposal is approved. However, BAI and BFM believe that the proposed change will enable the Portfolio management team to pursue a broader range of investment opportunities and reflects changes in the municipal securities markets. In addition, each Portfolio's name will be changed, as described above.

The Board has approved a change to each Portfolio's primary investment strategies, to take effect upon the closing of the Transaction, whereby each Portfolio may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B. Shareholders are not being asked to vote on this change. The Board may make additional changes to the Portfolios' non-fundamental investment strategies.

Shareholder Approval

To become effective with respect to a particular Portfolio, the change to the fundamental investment policy regarding investments in municipal securities must be approved by a vote of a "majority of the outstanding voting securities" of that Portfolio. The vote of a "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Portfolio entitled to vote thereon present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Portfolio entitled to vote thereon. The change to each Portfolio's fundamental investment policy was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations. The Board also determined to submit the change to each Portfolio's fundamental investment policy for consideration by the shareholders of the Portfolio.

The Board unanimously recommends that shareholders of each Portfolio vote FOR the change to the Portfolio's fundamental investment policy.

ADDITIONAL INFORMATION

Communications with the Board

Shareholders may send written communications to the Board to the attention of the Board, c/o BlackRock FundsSM, 40 E. 52nd Street, New York, New York 10022. Shareholder communications must be signed by the shareholder and identify the Portfolio, class and number of Shares held by the shareholder. Each properly submitted shareholder communication shall be provided to the Board at its next regularly scheduled meeting or if such communication requires more immediate attention, it will be forwarded to the Board promptly after receipt.

5% Share Ownership

As of May 25, 2006, to the best knowledge of the Fund, the persons listed in Appendix J owned beneficially or of record the amounts indicated of the Shares of the Portfolios indicated in the Appendix.

Security Ownership of Management

As of May 25, 2006, the Trustees and officers of each Portfolio owned, in the aggregate, less than 1% of each Portfolio's outstanding shares.

Submission of Shareholder Proposals

The Fund does not hold annual meetings of shareholders. Any shareholder that wishes to present a proposal at a future meeting of shareholders may submit that proposal in writing to the attention of the Board, c/o BlackRock FundsSM, 40 E. 52nd Street, New York, New York 10022. Such proposals must be received at a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee that the proposal will be included in the Fund's proxy materials.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Fund but rather will be borne by Merrill Lynch and BlackRock whether or not the proposals are successful. Solicitation may be made by letter or telephone by officers or employees of BlackRock, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Merrill Lynch and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of each Portfolio's shares. In addition, BlackRock, on behalf of the Fund, has retained Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788-3610, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare Fund Services will be paid approximately $2,150,000 for such solicitation services (plus reimbursements of out-of-pocket expenses), to be paid by Merrill Lynch and BlackRock. Computershare Fund Services may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Portfolio is September 30.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 40 E. 52nd Street, New York, New York, for inspection by any shareholder during regular business hours beginning five days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting with respect to any Portfolio will necessitate adjournment of the meeting for such Portfolio. The chairman of the Meeting or persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any of the proposals with respect to any Portfolio if they determine that adjournment and further solicitation are reasonable and in the best interests of such Portfolio and its shareholders. Under the Fund's Amended and Restated Code of Regulations, a shareholder meeting may be adjourned up to 120 days after the initially scheduled meeting date without setting a new record date.

Please vote promptly by completing, signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

June 15, 2006

Appendix A

Portfolio Information

The following table lists, with respect to each Portfolio, the total number of Shares outstanding (rounded to the nearest Share) and the net assets of the Portfolio on May 25, 2006, the record date for voting at the Meeting.

Portfolio	Total Shares Outstanding	Net Assets ($)
Investment Trust	92,329,142	1,206,241,871
Large Cap Value Equity Portfolio	22,542,026	345,119,488
Large Cap Growth Equity Portfolio	5,141,353	50,416,854
Dividend Achievers(TM) Portfolio	3,051,212	33,799,991
Legacy Portfolio	18,458,382	254,799,499
Mid-Cap Value Equity Portfolio	65,625,424	825,372,863
Mid-Cap Growth Equity Portfolio	42,629,473	431,680,541
Aurora Portfolio	65,203,016	2,242,531,555
Small/Mid-Cap Growth Portfolio	19,749,509	291,697,059
Small Cap Value Equity Portfolio	8,861,249	114,631,726
Small Cap Core Equity Portfolio	4,617,985	84,635,887
Small Cap Growth Equity Portfolio	34,378,159	630,800,013
Asset Allocation Portfolio	50,692,056	773,078,213
Health Sciences Portfolio	31,086,152	729,486,714
Global Science & Technology Opportunities Portfolio	4,935,520	33,125,343
Global Resources Portfolio	16,873,047	1,233,558,191
All-Cap Global Resources Portfolio	47,852,888	718,288,823
U.S. Opportunities Portfolio	5,246,763	145,264,506
Global Opportunities Portfolio	3,240,858	32,203,387
International Opportunities Portfolio	29,714,416	1,173,486,765
Exchange Portfolio	519,041	290,255,091
Enhanced Income Portfolio	5,908,250	58,037,666
Low Duration Bond Portfolio	138,346,353	1,360,346,683
Intermediate Government Bond Portfolio	56,709,805	568,916,074
Intermediate Bond Portfolio	95,862,300	872,992,797
Intermediate PLUS Bond Portfolio	3,182,010	30,591,688
Core Bond Total Return Portfolio	285,099,243	2,659,324,290
Core PLUS Total Return Portfolio	36,098,651	359,259,009
Government Income Portfolio	57,520,731	604,232,001
Inflation Protected Bond Portfolio	4,463,842	43,853,369
GNMA Portfolio	18,734,591	175,945,407
Managed Income Portfolio	69,374,962	681,898,626
International Bond Portfolio	56,867,337	637,974,073
High Yield Bond Portfolio	130,060,690	1,023,149,298
UltraShort Municipal Portfolio	2,956,938	29,363,706
Tax-Free Income Portfolio	34,054,728	367,265,143
Delaware Tax-Free Income Portfolio	6,886,800	66,669,124
Ohio Tax-Free Income Portfolio	11,688,706	121,705,077
Kentucky Tax-Free Income Portfolio	7,483,964	71,491,836
New Jersey Tax-Free Income Portfolio	14,776,467	167,203,877
Pennsylvania Tax-Free Income Portfolio	62,803,785	639,565,252
BlackRock Strategic Portfolio I	9,456,341	82,688,550
Money Market Portfolio	1,499,324,752	1,499,134,594

A-1

Portfolio	Total Shares Outstanding	Net Assets ($)
U.S. Treasury Money Market Portfolio	477,566,274	477,496,624
Municipal Money Market Portfolio	324,898,017	324,939,801
New Jersey Municipal Money Market Portfolio	169,018,332	169,009,711
North Carolina Municipal Money Market Portfolio	68,466,111	68,463,095
Ohio Municipal Money Market Portfolio	131,582,389	131,555,191
Pennsylvania Municipal Money Market Portfolio	575,436,717	575,415,222
Virginia Municipal Money Market Portfolio	29,682,354	29,682,746

A-2

Appendix B

Form of New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of [ ], 2006 between BLACKROCK FUNDSSM, a Massachusetts business trust (the "Fund"), and BLACKROCK [ADVISORS,] [FINANCIAL MANAGEMENT,] INC., a Delaware corporation (the "Adviser").

WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Fund desires to retain Adviser to furnish investment advisory services to the Fund and Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment.

a.  The Fund hereby appoints Adviser to act as investment adviser to the Fund's Portfolios listed on Appendix A attached hereto (the "Portfolios") for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

b.  In the event that the Fund establishes one or more portfolios other than the Portfolios named on Appendix A with respect to which it desires to retain Adviser to act as investment adviser hereunder, the Fund shall notify Adviser in writing. If Adviser is willing to render such services under this Agreement, it shall notify the Fund in writing whereupon, subject to such approval as may be required pursuant to Paragraph 10 hereof, such portfolio shall become a "Portfolio" hereunder and shall be subject to the provisions of this Agreement to the same extent as the Portfolios named on Appendix A except to the extent that said provisions (including those relating to the compensation payable by the Fund to Adviser) are modified with respect to such portfolio in writing by the Fund and Adviser at the time.

2.  Sub-Advisers. Adviser may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of Adviser, to perform investment advisory services with respect to the Portfolios; provided, however, that the compensation of such person or persons shall be paid by Adviser and that Adviser shall be as fully responsible to the Fund for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Adviser may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law.

3.  Delivery of Documents. The Fund has furnished Adviser with copies, properly certified or authenticated, of each of the following:

a.  Resolutions of the Fund's Board of Trustees authorizing the appointment of Adviser as the Portfolios' adviser and approving this Agreement;

b.  The Fund's Declaration of Trust as filed with the State Secretary of the Commonwealth of Massachusetts and the Boston City Clerk on December 22, 1988, as amended from time to time;

c.  The Fund's Amended and Restated Code of Regulations;

d.  The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC") on December 23, 1988;

e.  The Fund's Registration Statement on Form N-1A under the Securities Act of 1933 and the 1940 Act, as filed with the SEC on December 23, 1988, and all amendments thereto (the "Registration Statement"); and

f.  The Fund's most recent prospectuses for the Portfolios (such prospectuses together with the related statements of additional information, as currently in effect and all amendments and supplements thereto, are herein called "Prospectuses").

The Fund will furnish Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

4.  Services. Subject to the supervision of the Fund's Board of Trustees, Adviser will (either directly or through the sub-advisers employed by it in accordance with Section 2 hereof) (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolios' assets and (ii) provide a continuous investment program for each of the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolios and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Portfolios. Adviser will (either directly or through the sub-advisers employed by it in accordance with Paragraph 2 hereof) determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios and will place the daily orders for the purchase or sale of securities. Adviser will provide the services rendered by it under this Agreement in accordance with each Portfolio's investment objective, policies and restrictions as stated in such Portfolio's Registration Statement and the resolutions of the Fund's Board of Trustees. Adviser further agrees that it:

a.  will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended and all applicable rules and regulations of the SEC, (ii) any other applicable provision of law and (iii) the provisions of this Agreement, the Declaration of Trust and the Amended and Restated Code of Regulations of the Fund as such are amended from time to time;

b.  will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, Adviser may, subject to the approval of the Fund's Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of Adviser or a sub-adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Adviser determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of Adviser and sub-advisers to the Portfolios and their other clients and that the total commissions paid by each Portfolio will be reasonable in relation to the benefits to such Portfolio over the long-term. In no instance, however, will a Portfolio's securities be purchased from or sold to Adviser, the sub-advisers, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, Adviser may select brokers and dealers with which it or the Fund is affiliated;

c.  will maintain books and records with respect to each Portfolio's securities transactions and will furnish the Fund's Board of Trustees such periodic and special reports as the Board may request;

d.  will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Adviser makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers of its affiliates, Adviser and the sub-advisers will not inquire or take into consideration whether securities of those customers are held by the Fund; and

e.  will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, any of the Portfolio's and the Fund's prior, current or potential shareholders, and will not use such records, and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

5.  Services Not Exclusive. Adviser's services hereunder are not deemed to be exclusive, and Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

6.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

7.  Expenses. During the term of this Agreement, Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees fees of any officers or trustees of the Fund who are affiliated persons (as defined in the 1940 Act) of Adviser; provided that the Board of Trustees of the Fund may approve reimbursement to Adviser of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice required to be provided hereunder) of all personnel employed by Adviser who devote substantial time to Fund operations or the operations of other investment companies advised by Adviser.

8.  Compensation.

a.  For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay Adviser and Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rates set forth on Appendix A attached hereto. Such fee as is attributable to each Portfolio shall be a separate charge to such Portfolio and shall be the several (and neither joint nor joint and several) obligation of such Portfolio. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

b.  If in any fiscal year the aggregate expenses of one or more Portfolios (as defined under the securities regulations of any state having jurisdiction over the Fund) exceed the expense limitations of any such state, Adviser will bear its share of the amount of such excess in proportion to the aggregate fees otherwise payable to it hereunder and to the Fund's co-administrators under their administration agreements with the Fund. The obligation of Adviser to reimburse the Fund under this Paragraph 8(b) is limited in any fiscal year to the amount of its fees otherwise payable hereunder attributable to the Portfolios for such fiscal year, provided; however, that notwithstanding the foregoing, Adviser shall reimburse the Fund for the full amount of its share of any such excess expenses regardless of the amount of fees otherwise payable to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Fund so require. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

c.  For purposes of the fee rates set forth on Appendix A, the net assets of the Portfolios shall be calculated pursuant to the procedures adopted by resolutions of the Fund's Board of Trustees for calculating the value of the Fund's assets or delegating such calculations to third parties.

9.  Limitation of Liability. Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

10.  Duration and Termination. This Agreement will become effective as of the date hereof with respect to each Portfolio listed on Appendix A and, with respect to any additional Portfolio, on the date of receipt by the Fund of notice from Adviser in accordance with Section 1(b) hereof that Adviser is willing to serve as investment adviser with respect to such Portfolio, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section 1(b) hereof) shall have been approved in accordance with the requirements of the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect with respect to each such Portfolio until [ ], 2008. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the particular Portfolio for successive annual periods ending on [ ], provided such continuance is specifically approved at least annually (a) by vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio), or by Adviser on sixty days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms in the 1940 Act.)

11.  Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

12,  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

13.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14.  Use of the Name BlackRock. Adviser has consented to the use by the Fund of the name or identifying word "BlackRock" in the name of the Fund and the Portfolios. Such consent is conditioned upon the employment of Adviser as the investment adviser to the Portfolios. The name or identifying word "BlackRock" may be used from time to time in other connections and for other purposes by Adviser and any of its affiliates. Adviser may require the Fund to cease using "BlackRock" in the name of the Fund and the Portfolios if the Fund (or any Portfolio) ceases to employ, for any reason, Adviser, any successor thereto or any affiliate thereof as investment adviser of the Portfolios.

15.  Release.  "BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

16.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

17.  Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BLACKROCK FUNDSSM

By: Name: Title:

BLACKROCK [ADVISORS,] [FINANCIAL MANAGEMENT,] INC.

By: Name: Title:

Appendix C

Advisory and Sub-Advisory Agreements
Dates, Approvals and Fees

Advisory Agreements

Portfolio	Date of Current Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Advisory Fee (as a percentage of average daily net assets)		Proposed New Advisory Fee (as a percentage of average daily net assets)
Investment Trust	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Large Cap Value Equity Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Large Cap Growth Equity Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Dividend AchieversTM Portfolio	8/24/04	9/8/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Legacy Portfolio	11/3/04	11/3/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.650% 0.600% 0.575% 0.550%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.650% 0.600% 0.575% 0.550%
Mid-Cap Value Equity Portfolio	12/27/96	12/27/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.800% 0.700% 0.650% 0.625%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.800% 0.700% 0.650% 0.625%
Mid-Cap Growth Equity Portfolio	12/27/96	12/27/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.800% 0.700% 0.650% 0.625%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.800% 0.700% 0.650% 0.625%
Aurora Portfolio	11/3/04	11/3/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.850% 0.800% 0.750% 0.700%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.850% 0.800% 0.750% 0.700%

Portfolio	Date of Current Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Advisory Fee (as a percentage of average daily net assets)		Proposed New Advisory Fee (as a percentage of average daily net assets)
Small/Mid-Cap Growth Portfolio	11/3/04	11/3/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%
Small Cap Value Equity Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Small Cap Core Equity Portfolio	12/28/01	1/2/02	1.000%		1.000%
Small Cap Growth Equity Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Asset Allocation Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Health Sciences Portfolio	11/3/04	11/3/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%
Global Science & Technology Opportunities Portfolio	5/10/00	5/15/00	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.900% 0.850% 0.800% 0.750%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.900% 0.850% 0.800% 0.750%
Global Resources Portfolio	11/3/04	11/3/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%
All-Cap Global Resources Portfolio	1/28/05	1/28/05	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.750% 0.700% 0.675% 0.650%

Portfolio	Date of Current Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Advisory Fee (as a percentage of average daily net assets)		Proposed New Advisory Fee (as a percentage of average daily net assets)
U.S. Opportunities Portfolio	1/28/98	5/1/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	1.100% 1.050% 1.025% 1.000%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	1.100% 1.050% 1.025% 1.000%
Global Opportunities Portfolio	1/28/06	1/28/06	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.900% 0.850% 0.800% 0.750%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.900% 0.850% 0.800% 0.750%
International Opportunities Portfolio	8/20/97	9/26/97	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	1.000% 0.950% 0.900% 0.850%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	1.000% 0.950% 0.900% 0.850%
Exchange Portfolio	11/3/04	11/3/04	0.500%		0.500%
Enhanced Income Portfolio	2/10/04	3/4/04	0.400%		0.400%
Low Duration Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Intermediate Government Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Intermediate Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Intermediate PLUS Bond Portfolio	6/20/04	8/18/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Core Bond Total Return Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%

Portfolio	Date of Current Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Advisory Fee (as a percentage of average daily net assets)		Proposed New Advisory Fee (as a percentage of average daily net assets)
Core PLUS Total Return Portfolio	1/28/01	12/7/01	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Government Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Inflation Protected Bond Portfolio	6/20/04	6/28/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.375% 0.350% 0.325%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.375% 0.350% 0.325%
GNMA Portfolio	1/28/98	4/29/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Managed Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
International Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
High Yield Bond Portfolio	10/21/98	11/19/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
UltraShort Municipal Portfolio	2/10/04	3/3/04	0.450%		0.450%
Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%

Portfolio	Date of Current Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Advisory Fee (as a percentage of average daily net assets)		Proposed New Advisory Fee (as a percentage of average daily net assets)
Delaware Tax-Free Income Portfolio	1/28/98	4/29/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
Ohio Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Kentucky Tax-Free Income Portfolio	1/28/98	4/29/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.550% 0.500% 0.475% 0.450%
New Jersey Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
Pennsylvania Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.500% 0.450% 0.425% 0.400%
BlackRock Strategic Portfolio I	3/3/97	10/6/97	0.200%		0.200%
Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%
U.S. Treasury Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%
Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%

Portfolio	Date of Current Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Advisory Fee (as a percentage of average daily net assets)		Proposed New Advisory Fee (as a percentage of average daily net assets)
New Jersey Municipal Money Market Portfolio	1/4/96	6/19/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%
North Carolina Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%
Ohio Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%
Pennsylvania Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%
Virginia Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.450% 0.400% 0.375% 0.350%

Sub-Advisory Agreements

Portfolio	Date of Current Sub-Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Sub-Advisory Fee (as a percentage of average daily net assets)		Proposed New Sub-Advisory Fee (as a percentage of average daily net assets)
Asset Allocation Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%

Portfolio	Date of Current Sub-Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Sub-Advisory Fee (as a percentage of average daily net assets)		Proposed New Sub-Advisory Fee (as a percentage of average daily net assets)
International Opportunities Portfolio	8/20/97	9/26/97	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.850% 0.800% 0.750% 0.700%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.850% 0.800% 0.750% 0.700%
Global Opportunities Portfolio[1]	1/28/06	1/28/06	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Enhanced Income Portfolio	2/10/04	3/4/04	0.150%		0.150%
Low Duration Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Intermediate Government Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Intermediate Bond Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Intermediate PLUS Bond Portfolio	6/20/04	8/18/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Core Bond Total Return Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%

(1) Sub-Advisory Fee schedule for the Global Opportunities Portfolio applies only to the Portfolio's average daily net assets allocated to fixed-income investments, other than short-term cash equivalents.

Portfolio	Date of Current Sub-Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Sub-Advisory Fee (as a percentage of average daily net assets)		Proposed New Sub-Advisory Fee (as a percentage of average daily net assets)
Core PLUS Total Return Portfolio	1/28/01	12/7/01	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Government Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Inflation Protected Bond Portfolio	6/20/04	6/28/04	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.250% 0.225% 0.200% 0.175%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.250% 0.225% 0.200% 0.175%
GNMA Portfolio	4/29/98	4/29/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Managed Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
International Bond Portfolio	1/1/97	12/19/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
High Yield Bond Portfolio	10/21/98	11/19/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
UltraShort Municipal Portfolio	2/10/04	3/3/04	0.280%		0.280%
Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%

Portfolio	Date of Current Sub-Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Sub-Advisory Fee (as a percentage of average daily net assets)		Proposed New Sub-Advisory Fee (as a percentage of average daily net assets)
Delaware Tax-Free Income Portfolio	4/29/98	4/29/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Ohio Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Kentucky Tax-Free Income Portfolio	4/29/98	4/29/98	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
New Jersey Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Pennsylvania Tax-Free Income Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.350% 0.300% 0.275% 0.250%
Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
U.S. Treasury Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%

Portfolio	Date of Current Sub-Advisory Agreement	Date Last Submitted for Shareholder Approval	Current Sub-Advisory Fee (as a percentage of average daily net assets)		Proposed New Sub-Advisory Fee (as a percentage of average daily net assets)
New Jersey Municipal Money Market Portfolio	1/4/96	6/19/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
North Carolina Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Ohio Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Pennsylvania Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%
Virginia Municipal Money Market Portfolio	1/4/96	1/4/96	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%	First $1 billion $1 billion - $2 billion $2 billion - $3 billion Over $3 billion	0.400% 0.350% 0.325% 0.300%

Appendix D

Portfolio Management Team Changes

Large Cap Value Equity and Large Cap Growth Equity Portfolios

Following the closing of the Transaction and assuming the reorganization of each Portfolio and a fund currently managed by MLIM occurs, it is anticipated that Robert C. Doll, Jr. will have day-to-day responsibility for the management of the reorganized fund. Mr. Doll has been President of MLIM since 2001. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, he was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He has been President and a member of the Board of the funds advised by MLIM and its affiliates since 2005.

Dividend AchieversTM Portfolio

Following the closing of the Transaction and assuming the reorganization of the Portfolio and a fund currently managed by MLIM occurs, it is anticipated that Robert M. Shearer will have day-to-day responsibility for the management of the reorganized fund. Mr. Shearer has been a Managing Director of MLIM since 2000 and was a First Vice President of MLIM from 1998 to 2000. He has been a portfolio manager with MLIM since 1997.

Intermediate Government Bond and Intermediate Bond Portfolios

It is anticipated that following the closing of the Transaction, Todd Kopstein will no longer have day-to-day responsibility for managing the Portfolios but will continue to be a member of the portfolio management team.

Intermediate Government Bond, Intermediate Bond, Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return and Managed Income Portfolios

It is anticipated that following the closing of the Transaction, Matthew Marra, Managing Director of BAI since 2006, and Andrew J. Phillips, Managing Director of BFM since 1999, will join Keith Anderson and Scott Amero in the day-to-day management of the Portfolios. With BAI since 1995, Mr. Marra is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts with an emphasis on interest rate products. Mr. Marra has been a member of BlackRock's fixed income team since 1997. Mr. Phillips is a member of the Investment Strategy Group and his primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

UltraShort Municipal Portfolio

Following the closing of the Transaction and assuming the reorganization of the Portfolio and a fund currently managed by MLIM occurs, it is anticipated that Peter J. Hayes will have day-to-day responsibility for the management of the reorganized fund. Mr. Hayes has been a Managing Director of MLIM since 2000 and was a First Vice President of MLIM from 1997 to 2000. He has been a portfolio manager with MLIM since 1987 and has managed the Merrill Lynch Short-Term Portfolio since 1996.

Tax-Free Income, Delaware Tax-Free Income, Ohio Tax-Free Income and Kentucky Tax-Free Income Portfolios

It is anticipated that following the closing of the Transaction, Walter O'Connor will have day-to-day responsibility for the management of the Portfolios. Mr. O'Connor has been a Managing Director of MLIM since 2003 and was a Director from 1997 to 2002. He has been a portfolio manager with MLIM since 1991 and has managed the Merrill Lynch National Portfolio since 1996.

New Jersey Tax-Free Income Portfolio

Following the closing of the Transaction and assuming the reorganization of the Portfolio and a fund currently managed by MLIM occurs, it is anticipated that Theodore R. Jaeckel, Jr., CFA will have day-to-day responsibility

D-1

for the management of the reorganized fund. Mr. Jaeckel has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997. Mr. Jaeckel has been a portfolio manager with MLIM since 1991 and has managed the Merrill Lynch New Jersey Municipal Bond Fund since 1998.

Pennsylvania Tax-Free Income Portfolio

Following the closing of the Transaction and assuming the reorganization of the Portfolio and a fund currently managed by MLIM occurs, it is anticipated that William R. Bock will have day-to-day responsibility for the management of the reorganized fund. Mr. Bock has been a Director of MLIM since 2005, and was a Vice President from 1989 to 2005. Mr. Bock has been a portfolio manager with MLIM since 1997 and has managed the Merrill Lynch Pennsylvania Municipal Bond Fund since 1997.

D-2

Appendix E

Fees Paid to Advisers, Sub-Advisers and Affiliates

The following table indicates amounts paid by or, for sub-advisory fees, with respect to, each Portfolio to its Adviser, Sub-Adviser or an affiliate of the Adviser or Sub-Adviser during the Fund's last fiscal year.

Portfolio	Adviser (and Sub- Adviser, if any)	Advisory Fee (after waivers and reimbursements, if any) ($)	Sub-Advisory Fee (after waivers and reimbursements, if any) ($)	Administration Fees[1] (after waivers and reimbursements, if any) ($)	Custody Fees[2] (after waivers and reimbursements, if any) ($)	Transfer Agent Fees[3] (after waivers and reimbursements, if any) ($)	Other[4] (after waivers and reimbursements, if any) ($)
Investment Trust	BAI	4,108,723	N/A	1,372,304	110,764	1,874,958	230,292
Large Cap Value Equity Portfolio	BAI	1,609,862	N/A	533,389	57,924	325,046	229,686
Large Cap Growth Equity Portfolio	BAI	256,893	N/A	110,104	31,536	94,107	92,284
Dividend AchieversTM Portfolio	BAI	13,721	N/A	30,826	22,785	19,018	12,815
Legacy Portfolio	BAI	1,248,854	N/A	216,444	28,579	337,578	44,765
Mid-Cap Value Equity Portfolio	BAI	3,385,901	N/A	455,093	58,838	608,035	120,323
Mid-Cap Growth Equity Portfolio	BAI	2,638,154	N/A	610,510	44,882	868,084	132,516
Aurora Portfolio	BAI	15,652,132	N/A	4,059,772	141,348	1,641,759	584,872
Small/Mid-Cap Growth Portfolio	BAI	1,487,479	N/A	198,352	32,881	264,737	55,270
Small Cap Value Equity Portfolio	BAI	727,645	N/A	281,936	29,799	84,973	114,199
Small Cap Core Equity Portfolio	BAI	165,114	N/A	49,407	22,375	25,245	12,883
Small Cap Growth Equity Portfolio	BAI	2,903,801	N/A	1,211,047	77,106	289,342	236,810
Asset Allocation Portfolio	BAI (BFM)	2,704,828	0	1,241,541	258,954	802,416	293,119
Health Sciences Portfolio	BAI	939,616	N/A	237,743	30,299	186,725	54,125
Global Science & Technology Opportunities Portfolio	BAI	129,852	N/A	56,409	23,189	81,376	34,669
Global Resources Portfolio	BAI	4,903,402	N/A	917,653	152,400	406,415	258,657
All-Cap Global Resources Portfolio	BAI	208,952	N/A	61,437	82,331	41,839	32,204
U.S. Opportunities Portfolio	BAI	1,059,732	N/A	214,357	19,003	184,281	78,701
Global Opportunities Portfolio[5]	BAI (BFM)	N/A	N/A	N/A	N/A	N/A	N/A
International Opportunities Portfolio	BAI (BIL)	4,989,791	0	1,059,105	479,838	436,181	129,771
Exchange Portfolio	BAI	816,652	N/A	165,420	20,116	28,799	-
Enhanced Income Portfolio	BAI (BFM)	20,045	8,016	81,540	19,720	9,364	4,409
Low Duration Bond Portfolio	BAI (BFM)	4,079,835	1,550,337	2,737,389	179,219	470,153	226,884
Intermediate Government Bond Portfolio	BAI (BFM)	2,048,171	778,305	967,989	88,364	391,895	146,212
Intermediate Bond Portfolio	BAI (BFM)	2,597,016	986,866	1,397,178	110,916	173,308	131,564
Intermediate PLUS Bond Portfolio	BAI (BFM)	0	3,143	224	33,673	1,871	2,606
Core Bond Total Return Portfolio	BAI (BFM)	6,485,438	2,464,466	3,326,904	369,894	451,834	479,700
Core PLUS Total Return Portfolio	BAI (BFM)	751,032	166,569	291,644	102,500	22,361	28,431

E-1

Portfolio	Adviser (and Sub- Adviser, if any)	Advisory Fee (after waivers and reimbursements, if any) ($)	Sub-Advisory Fee (after waivers and reimbursements, if any) ($)	Administration Fees[1] (after waivers and reimbursements, if any) ($)	Custody Fees[2] (after waivers and reimbursements, if any) ($)	Transfer Agent Fees[3] (after waivers and reimbursements, if any) ($)	Other[4] (after waivers and reimbursements, if any) ($)
Government Income Portfolio	BAI (BFM)	932,401	354,313	993,871	178,527	187,291	98,975
Inflation Protected Bond Portfolio	BAI (BFM)	0	0	12,543	21,386	7,061	5,473
GNMA Portfolio	BAI (BFM)	437,912	166,407	486,557	104,269	81,211	48,482
Managed Income Portfolio	BAI (BFM)	3,388,878	1,287,773	698,105	156,787	172,794	291,922
International Bond Portfolio	BAI (BFM)	3,893,737	1,479,620	1,509,081	193,281	428,839	101,984
High Yield Bond Portfolio	BAI (BFM)	2,661,336	2,661,336	1,654,418	100,413	587,776	436,291
UltraShort Municipal Portfolio	BAI (BFM)	23,225	8,937	47,527	7,034	4,965	3,700
Tax-Free Income Portfolio	BAI (BFM)	1,177,347	447,392	802,751	48,881	82,573	55,847
Delaware Tax-Free Income Portfolio	BAI (BFM)	421,413	160,140	127,560	13,867	25,019	23,240
Ohio Tax-Free Income Portfolio	BAI (BFM)	491,807	186,889	138,847	17,004	31,674	19,469
Kentucky Tax-Free Income Portfolio	BAI (BFM)	410,706	156,077	88,260	13,082	20,890	26,190
New Jersey Tax-Free Income Portfolio	BAI (BFM)	736,092	279,716	193,478	23,650	57,224	82,228
Pennsylvania Tax-Free Income Portfolio	BAI (BFM)	2,928,814	1,112,949	629,686	65,377	162,054	171,916
BlackRock Strategic Portfolio I	BFM	0	N/A	160,431	33,017	16,988	0
Money Market Portfolio	BAI (BIMC)	3,479,324	0	1,817,743	121,458	580,840	2,196,853
U.S. Treasury Money Market Portfolio	BAI (BIMC)	997,959	0	515,803	51,613	94,950	466,352
Municipal Money Market Portfolio	BAI (BIMC)	761,625	0	453,155	43,631	70,671	247,378
New Jersey Municipal Money Market Portfolio	BAI (BIMC)	302,063	0	173,069	20,276	35,386	198,441
North Carolina Municipal Money Market Portfolio	BAI (BIMC)	29,661	0	52,760	10,785	13,411	6,641
Ohio Municipal Money Market Portfolio	BAI (BIMC)	306,342	0	156,069	21,062	32,122	97,548
Pennsylvania Municipal Money Market Portfolio	BAI (BIMC)	1,243,845	0	497,991	54,404	107,904	266,707
Virginia Municipal Money Market Portfolio	BAI (BIMC)	0	0	2,101	6,350	4,325	2,231

(1) Paid to BAI and PFPC Inc., an affiliate of BAI.

(2) Paid to PFPC Trust Company, an affiliate of BAI.

(3) Paid to PFPC Inc.

(4) Includes fees paid to BAI related to the Fund's shareholder call center, shareholder distribution and servicing fees paid to BAI and its affiliates and securities lending fees paid to PFPC Trust Company.

(5) The Global Opportunities Portfolio commenced investment operations on January 31, 2006.

E-2

Appendix F

Fees Paid to Merrill Lynch and Affiliates

The following table indicates brokerage commissions paid by each Portfolio of the Fund (in the aggregate and as a percentage of aggregate brokerage fees) during the Fund's last fiscal year to Merrill Lynch or brokers affiliated with Merrill Lynch, as well as shareholder distribution and servicing fees paid to Merrill Lynch and its affiliates during the last fiscal year.

Portfolio	Aggregate Commissions Paid to Merrill Lynch or Affiliated Brokers ($)	Percentage of Fund's Aggregate Brokerage Commissions Paid to Merrill Lynch or Affiliated Brokers (%)	Shareholder Distribution and Servicing Fees Paid to Merrill Lynch and Affiliates ($)
Investment Trust	122,010	8.19	92,467
Large Cap Value Equity Portfolio	21,873	4.92	68,024
Large Cap Growth Equity Portfolio	6,253	6.26	13,250
Dividend AchieversTM Portfolio	1,509	4.92	4,136
Legacy Portfolio	26,360	5.82	86,702
Mid-Cap Value Equity Portfolio	75,559	4.63	249,630
Mid-Cap Growth Equity Portfolio	15,545	2.05	119,297
Aurora Portfolio	297,754	3.39	1,817,686
Small/Mid-Cap Growth Portfolio	20,830	1.92	108,859
Small Cap Value Equity Portfolio	37,003	5.42	46,123
Small Cap Core Equity Portfolio	2,369	1.54	11,363
Small Cap Growth Equity Portfolio	71,068	3.28	136,808
Asset Allocation Portfolio	51,782	4.59	190,039
Health Sciences Portfolio	41,560	6.09	58,465
Global Science & Technology Opportunities Portfolio	480	0.33	10,806
Global Resources Portfolio	33,590	10.36	418,422
All-Cap Global Resources Portfolio	8,589	4.58	5,204
U.S. Opportunities Portfolio	650	0.18	90,293
Global Opportunities Portfolio	-	-	-
International Opportunities Portfolio	34,154	1.62	288,141
Exchange Portfolio	-	-	-
Enhanced Income Portfolio	432	19.09	-
Low Duration Bond Portfolio	18,256	21.40	543,934
Intermediate Government Bond Portfolio	3,382	15.02	246,564
Intermediate Bond Portfolio	2,578	8.38	67,341
Intermediate PLUS Bond Portfolio	166	21.01	-
Core Bond Total Return Portfolio	4,248	3.66	608,433
Core PLUS Total Return Portfolio	281	2.15	-
Government Income Portfolio	58,333	55.18	223,737
Inflation Protected Bond Portfolio	397	4.72	999
GNMA Portfolio	29,453	56.48	200,783
Managed Income Portfolio	5,470	12.34	16,058
International Bond Portfolio	8,738	32.64	97,142
High Yield Bond Portfolio	-	-	241,556
UltraShort Municipal Portfolio	-	-	-
Tax-Free Income Portfolio	39,961	87.82	12,362

F-1

Portfolio	Aggregate Commissions Paid to Merrill Lynch or Affiliated Brokers ($)	Percentage of Fund's Aggregate Brokerage Commissions Paid to Merrill Lynch or Affiliated Brokers (%)	Shareholder Distribution and Servicing Fees Paid to Merrill Lynch and Affiliates ($)
Delaware Tax-Free Income Portfolio	6,818	90.41	91,167
Ohio Tax-Free Income Portfolio	8,683	86.67	53,253
Kentucky Tax-Free Income Portfolio	6,743	90.97	2,802
New Jersey Tax-Free Income Portfolio	14,397	90.96	8,881
Pennsylvania Tax-Free Income Portfolio	51,552	89.29	5,778
BlackRock Strategic Portfolio I	610	5.64	-
Money Market Portfolio	-	-	594
U.S. Treasury Money Market Portfolio	-	-	-
Municipal Money Market Portfolio	-	-	-
New Jersey Municipal Money Market Portfolio	-	-	-
North Carolina Municipal Money Market Portfolio	-	-	-
Ohio Municipal Money Market Portfolio	-	-	-
Pennsylvania Municipal Money Market Portfolio	-	-	-
Virginia Municipal Money Market Portfolio	-	-	-

F-2

Appendix G

Directors and Principal Executive Officers of Advisers and Sub-Advisers

Directors and Principal Executive Officers of BAI

Name	Position with BAI	Position with Fund, if any
Laurence D. Fink	Chief Executive Officer	Trustee

Ralph L. Schlosstein	President and Director	N/A

Robert S. Kapito	Vice Chairman and Director	N/A

Robert P. Connolly	General Counsel, Secretary and Managing Director	N/A

Henry Gabbay	Managing Director, Chief Administrative Officer, Portfolio Compliance	President

Bartholomew A. Battista	Managing Director and Chief Compliance Officer	Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Laurence J. Carolan	Managing Director and Director	N/A

Kevin M. Klingert	Managing Director and Director	N/A

John P. Moran	Managing Director, Treasurer and Director	N/A

Steven E. Buller	Chief Financial Officer	N/A

Directors and Principal Executive Officers of BFM

Name	Position with BFM	Position with Fund, if any
Laurence D. Fink	Chairman and Chief Executive Officer	Trustee

Ralph L. Schlosstein	President and Director	N/A

Robert S. Kapito	Vice Chairman and Director	N/A

Robert P. Connolly	General Counsel, Secretary and Managing Director	N/A

Henry Gabbay	Managing Director, Chief Administrative Officer, Portfolio Compliance	President

Bartholomew A. Battista	Managing Director and Chief Compliance Officer	Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Steven E. Buller	Chief Financial Officer	N/A

Directors and Principal Executive Officers of BIL

Name	Position with BIL	Position with Fund, if any
Laurence D. Fink	Chairman and Chief Executive Officer	Trustee

Ralph L. Schlosstein	President and Director	N/A

Robert S. Kapito	Vice Chairman and Director	N/A

Robert P. Connolly	General Counsel, Secretary and Managing Director	N/A

Henry Gabbay	Managing Director, Portfolio Compliance	President

Bartholomew A. Battista	Managing Director and Chief Compliance Officer	Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Steven E. Buller	Chief Financial Officer	N/A

Directors and Principal Executive Officers of BIMC

Name	Position with BIMC	Position with Fund, if any
Laurence D. Fink	Chief Executive Officer	Trustee

Ralph L. Schlosstein	President and Director	N/A

Robert S. Kapito	Vice Chairman and Director	N/A

Robert P. Connolly	General Counsel, Secretary and Managing Director	N/A

Henry Gabbay	Managing Director, Chief Administrative Officer, Portfolio Compliance	President

Bartholomew A. Battista	Managing Director and Chief Compliance Officer	Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Laurence J. Carolan	Managing Director and Director	N/A

Kevin M. Klingert	Managing Director and Director	N/A

John P. Moran	Managing Director, Treasurer and Director	N/A

Paul L. Audet	Director	N/A

Mark G. Steinberg	Director	N/A

The following officers and trustees of the Fund (other than those mentioned in the tables above) are also officers of BlackRock or its affiliates:

Name	Position Held with the Fund	Position Held with BlackRock
Richard S. Davis	Trustee	Managing Director

Anne Ackerley	Vice President	Managing Director

Edward Baer	Assistant Secretary	Director and Senior Counsel

Brian P. Kindelan	Secretary	Managing Director and Senior Counsel

William McGinley	Treasurer	Managing Director

Vincent Tritto	Assistant Secretary	Managing Director and Assistant Secretary

Appendix H

Other Funds Advised by Advisers and Sub-Advisers

The following table lists certain information regarding funds for which the Advisers or Sub-Advisers provide investment advisory services, other than the Portfolios that are addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund, except that the Gross Advisory/Sub-Advisory Fee for the BlackRock Liquidity Funds is as of the date of this Proxy Statement.

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
BlackRock Closed-End Funds
Investment Quality Municipal Trust Inc.	BAI	260,493,873	0.35%
Insured Municipal 2008 Term Trust Inc.	BAI	432,405,837	0.35%
Broad Investment Grade 2009 Term Trust Inc.	BAI	43,276,004	0.55%
Income Trust Inc.	BAI	418,390,124	0.65%
High Yield Trust	BAI	47,923,833	1.05%
Municipal Target Term Trust Inc.	BAI	461,323,249	0.35%
New Jersey Investment Quality Municipal Trust Inc.	BAI	14,580,758	0.35%
Income Opportunity Trust Inc.	BAI	398,078,053	0.60%
Insured Municipal Term Trust Inc.	BAI	272,014,631	0.35%
Pennsylvania Strategic Municipal Trust[1]	BAI	30,800,546	0.60%
Strategic Municipal Trust[1]	BAI	113,683,860	0.60%
Municipal Income Trust[1]	BAI	642,047,394	0.60%
New Jersey Municipal Income Trust[1]	BAI	117,739,444	0.60%
Municipal 2018 Term Trust	BAI / BFM	249,890,453	0.40%
Core Bond Trust	BAI / BFM	385,513,789	0.55%
Strategic Bond Trust	BAI / BFM	96,546,071	0.75%
Municipal Bond Trust[2]	BAI / BFM	1,658,633,211	0.65%
New Jersey Municipal Bond Trust[2]	BAI / BFM	36,927,667	0.65%
Municipal Income Trust II3	BAI / BFM	359,020,144	0.55%

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
Insured Municipal Income Trust[3]	BAI / BFM	408,640,741	0.55%
Preferred Opportunity Trust	BAI / BFM	447,189,942	0.65%
Limited Duration Income Trust	BAI / BFM	704,961,417	0.55%
Municipal 2020 Term Trust	BAI / BFM	309,146,353	0.50%
Dividend Achievers(TM) Trust	BAI / BFM	774,690,884	0.65%
Strategic Dividend Achievers(TM) Trust	BAI / BFM	407,365,641	0.75%
S&P Quality Rankings Global Equity Managed Trust	BAI / BFM	96,401,772	0.75%
Global Floating Rate Income Trust[4]	BAI / BFM	449,218,864	0.75%
Global Energy and Resources Trust[3]	BAI	836,923,694	1.20%
Health Sciences Trust	BAI / BFM	198,004,786	1.00%
High Income Shares	BAI	142,457,308	0.75% on first $200 million 0.50% thereafter
Global Opportunities Equity Trust	BAI / BFM	294,195,028	1.00%
Enhanced Dividend Achievers(TM) Trust	BAI / BFM	968,245,343	1.00%
World Investment Trust	BAI / BFM	672,980,741	1.00%
Long-Term Municipal Advantage Trust	BAI	-[5]	1.00%

(1) BAI has voluntarily agreed to waive a portion of the investment advisory fee or other expenses as a percentage of managed assets as follows: 0.25% for the first five years of each of the Fund's operations, 0.20% in year six, 0.15% in year seven, 0.10% in year eight and 0.05% in year nine.

(2) BAI has voluntarily agreed to waive a portion of the investment advisory fee or other expenses as a percentage of managed assets as follows: 0.30% for the first five years of each Fund's operations, 0.25% in year six, 0.20% in year seven, 0.15% in year eight, 0.10% in year nine and 0.05% in year 10.

(3) BAI has voluntarily agreed to waive a portion of the investment advisory fee or other expenses as a percentage of managed assets as follows: 0.20% for the first five years of each Fund's operations, 0.15% in year six, 0.10% in year seven, and 0.05% in year eight.

(4) BAI has voluntarily agreed to waive receipt of the management fee or other expenses in the amount of 0.20% of the average weekly value of the Fund's managed assets for the first five years of the Fund's operations (through August 30, 2009) and for a declining amount for an additional three years (through August 30, 2012).

(5) Long-Term Municipal Advantage Trust commenced operations on February 28, 2006; therefore the Fund has not had a fiscal year-end and the net assets are not shown.

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
BlackRock Liquidity Funds
TempFund	BIMC	28,039,532,852	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.180% of the next $1 billion
.175% of the next $1 billion
.170% of amounts in excess
			of $8 billion
TempCash	BIMC	12,172,863,771	.350% of the first $1 billion
.300% of the next $1 billion
 .250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
.180% of amounts in excess
			of $7 billion
FedFund	BIMC	3,112,733,530	***
T-Fund	BIMC	3,833,055,361	***
Federal Trust Fund	BIMC	129,598,598	***
Treasury Trust Fund	BIMC	1,189,518,988	***
MuniFund	BIMC	3,084,942,622	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
.180% of amounts in excess
			of $7 billion

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
MuniCash	BIMC	2,240,766,720	.350% of the first $1 billion
.300% of the next $1 billion
.250% of the next $1 billion
.200% of the next $1 billion
.195% of the next $1 billion
.190% of the next $1 billion
.185% of the next $1 billion
.180% of amounts in excess
of $7 billion

*** For the FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund, the advisory fee is equal to Calculation A plus Calculation B.

Calculation A	Calculation B
.175% of the first $1 billion[1]	.175% of the first $1 billion[2]
.150% of the next $1 billion[1]	.150% of the next $1 billion[2]
.125% of the next $1 billion[1]	.125% of the next $1 billion[2]
.100% of the next $1 billion[1]	.100% of amounts in excess of $3 billion[2]
.095% of the next $1 billion[1]
.090% of the next $1 billion[1]
.085% of the next $1 billion[1]
.080% of amounts in excess of $7 billion[1]

(1) Based on the combined average net assets of FedFund, T-Fund, Federal Trust Fund and Treasury Trust Fund.

(2) Based on the average net assets of each Fund.

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
Metropolitan Series Fund, Inc.
BlackRock Investment Trust Portfolio	BAI	1,790,885,410	First $250 million $250 - $500 million $500 million - $2 billion Over $2 billion	0.400% 0.350% 0.300% 0.250%
BlackRock Large Cap Value Portfolio	BAI	133,844,722	First $100 million $100 - $250 million $250 - $500 million $500 million - $2 billion Over $2 billion	0.450% 0.400% 0.350% 0.300% 0.250%
BlackRock Legacy Large Cap Growth Portfolio	BAI	550,492,905	First $300 million $300 million - $1 billion Over $1 billion	0.400% 0.350% 0.300%

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
BlackRock Aggressive Growth Portfolio	BAI	967,964,924	First $500 million $500 million - $1 billion $1 - $2.5 billion Over $2.5 billion	0.450% 0.350% 0.300% 0.250%
BlackRock Strategic Value Portfolio	BAI	974,467,940	First $250 million $250 - $500 million $500 - $750 million Over $750 million	0.550% 0.500% 0.450% 0.400%
BlackRock Diversified Portfolio	BAI	1,826,537,815	First $250 million $250 - $500 million Over $500 million	0.350% 0.300% 0.250%
BlackRock Bond Income Portfolio	BAI	1,062,658,181	First $250 million $250 million - $1 billion Over $1 billion	0.200% 0.150% 0.100%
BlackRock Money Market Portfolio	BAI	710,639,816	First $500 million $500 million - $1 billion Over $1 billion	0.080% 0.070% 0.060%
Other Funds
Accessor Mortgage Securities Fund	BFM	157,412,111	First $100 million $100 - $200 million Over $200 million	0.250% 0.200% 0.150%
Activa Mutual Funds Trust – Activa Growth Fund	BAI	23,386,441	First $25 million $25 - $50 million Over $50 million	0.500% 0.450% 0.400%
Core Bond Client A	BAI	60,545,187	First $300 million $300 - $500 million Over $500 million	0.250% 0.150% 0.100%
Core Bond Client B	BAI	1,138,032,641	First $300 million $300 - $500 million Over $500 million	0.250% 0.150% 0.100%
Chestnut Street Exchange Fund	BFM	269,239,237	First $100 million Over $100 million	0.400% 0.300%
Citigroup Consulting Group Capital Markets Funds – Core Fixed Income Investments	BFM	289,238,695	First $500 million Over $500 million	0.200% 0.150%

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
Core Plus Client A	BAI	2,065,851,608	First $1 billion Over $1 billion	0.120% 0.050%
AB Funds Trust – Low Duration Bond Fund	BAI	373,003,716	First $100 million $100 - $200 million $200 - $300 million $300 - $500 million Over $500 million	0.250% 0.200% 0.150% 0.125% 0.100%
The Hirtle Callaghan Trust – The Fixed Income II Portfolio	BFM	266,242,484	First $100 million $100 - $200 million Over $200 million	0.250% 0.200% 0.175%
ING Global Science and Technology Fund	BAI	77,974,079	First $200 million $200 - $500 million Over $500 million	0.500% 0.450% 0.400%
ING VP Global Science and Technology Portfolio	BAI	84,772,027	First $200 million $200 - $500 million Over $500 million	0.500% 0.450% 0.400%
J.P. Morgan Fleming Series Trust – J.P. Morgan Multimanager Small Cap Growth Fund	BAI	88,771,258	0.550%
Merrill Lynch Small Cap Growth Fund	BAI	481,425,394	0
Small Cap Value Client A	BAI	111,352,956	0.500%
S/Mid-Cap Value Client A	BAI	133,248,762	0.400%
Small Cap Value Client B	BAI	177,806,294	0.500%
S/Mid-Cap Value Client B	BAI	36,506,929	0.400%
UBS PACE Select Advisors Trust – Intermediate Fixed Income Investments	BFM	411,001,103	First $120 million Over $120 million	0.200% 0.100%
Ivy Funds – Small Cap Value Fund	BFM	122,752,000	0.500%
W&R Target Funds, Inc. – Small Cap Value Portfolio	BFM	179,805,278	0.500%

Fund	Adviser/ Sub-Adviser	Net Assets ($)	Gross Advisory/ Sub-Advisory Fee (as a percentage of assets)
Wilshire Variable Insurance Trust – Small-Cap Growth Fund	BFM	43,935,051	0.850%
Wilshire Variable Insurance Trust – Income Fund	BFM	62,741,780	0.200%
Plan Investment Fund, Inc. – The Money Market Portfolio	BFM	176,819,600	0.140%
Plan Investment Fund, Inc. – The Government/REPO Portfolio	BFM	950,647,866	0.140%
The RBB Fund, Inc. – Money Market Portfolio	BFM	261,565,964	0.060%

Appendix I

Form of New Sub-Advisory Agreement

SUB-ADVISORY AGREEMENT

AGREEMENT dated as of [ ], 2006, between BlackRock Advisors, Inc., a Delaware corporation ("Adviser"), and BlackRock [Financial Management, Inc., a Delaware corporation] [Institutional Management Corporation, a Delaware corporation] [International, Ltd., a Scotland corporation] ("Sub-Adviser").

WHEREAS, Adviser has agreed to furnish investment advisory services to the portfolios named on Appendix A attached hereto (the "Portfolios") of BlackRock FundsSM (the "Fund"), an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, Adviser wishes to retain Sub-Adviser to provide it with sub-advisory services as described below in connection with Adviser's advisory activities on behalf of each Portfolio;

WHEREAS, the investment advisory agreement between Adviser and the Fund dated , 2006 (such Agreement or the most recent successor agreement between such parties relating to advisory services to each Portfolio is referred to herein as the "Advisory Agreement") contemplates that Adviser may appoint a sub-adviser to perform investment advisory services with respect to the Portfolios;

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.  Appointment. Adviser hereby appoints Sub-Adviser to act as sub-adviser with respect to each Portfolio as provided in Section 2 of the Advisory Agreement. Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.  Services of Sub-Adviser. Subject to the oversight and supervision of Adviser and the Fund's Board of Trustees, Sub-Adviser will supervise [the] [For the Global Opportunities and Asset Allocation Portfolios, insert "certain"] day-to-day operations of the Portfolios and perform the following services: (i) act as investment adviser for and manage the investment and reinvestment of those assets of the Portfolios as Adviser may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Portfolios and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Portfolios; (ii) provide investment research and credit analysis concerning the Portfolios' [For the Global Opportunities and Asset Allocation Portfolios, insert "fixed-income"] investments, (iii) assist Adviser in determining what portion of the Portfolios' assets will be invested in cash and cash equivalents [For the Equity and Bond Portfolios, insert "and money market instruments"], (iv) place orders for all purchases and sales of [the investments] [For the Global Opportunities and Asset Allocation Portfolios, insert "fixed-income investments, other than short-term cash equivalents"] made for the Portfolios, and (v) maintain the books and records as are required to support Fund operations (in conjunction with record-keeping and accounting functions performed by Adviser). At the request of Adviser, Sub-Adviser will also, subject to the oversight and supervision of Adviser and the direction and control of the Fund's Board of Trustees, provide to Adviser or the Fund any of the facilities and equipment and perform any of the services described in Section 4 of the Advisory Agreement. In addition, Sub-Adviser will keep the Fund and Adviser informed of developments materially affecting the Portfolios and shall, on its own initiative, furnish to the Fund from time to time whatever information Sub-Adviser believes appropriate for this purpose. Sub-Adviser will periodically communicate to Adviser, at such times as Adviser may direct, information concerning the purchase and sale of securities for the Portfolios, including (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as Adviser may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement. Sub-Adviser will provide the services rendered by it under this Agreement in accordance with each Portfolio's investment objective, policies and restrictions as stated in such Portfolio's prospectuses and statements of additional information (as currently in effect and as they may be amended or supplemented from time to time), and the resolutions of the Fund's Board of Trustees.

[For the International Opportunities Portfolio, insert "Sub-Adviser represents, warrants and covenants that it is authorized and regulated by the Financial Services Authority in the United Kingdom (the "FSA") and has classified the Fund as an Intermediate Customer as defined by the FSA Rules."]

3.  Other Sub-Adviser Covenants. Sub-Adviser further agrees that it:

(a)  will comply with (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended and all applicable rules and regulations of the Securities and Exchange Commission (the "SEC"), (ii) any other applicable provision of law and (iii) the provisions of this Agreement, the Declaration of Trust and the Amended and Restated Code of Regulations of the Fund as such are amended from time to time;

(b)  will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, Sub-Adviser may, subject to the approval of the Fund's Board of Trustees, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and other clients of Adviser or Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that Sub-Adviser determines in good faith that such commission is reasonable in terms of either the transaction or the overall responsibility of Adviser and Sub-Adviser to each Portfolio and their other clients and that the total commissions paid by each Portfolio will be reasonable in relation to the benefits to such Portfolio over the long-term. In no instance, however, will a Portfolio's securities be purchased from or sold to Adviser, Sub-Adviser, the Fund's distributor or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, Sub-Adviser may select brokers and dealers with which it or the Fund is affiliated;

(c)  will maintain or cause Adviser to maintain books and records with respect to each Portfolio's securities transactions and will furnish Adviser and the Fund's Board of Trustees such periodic and special reports as they may request;

(d)  will maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When Sub-Adviser makes investment recommendations for a Portfolio, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Portfolio's account are customers of the commercial departments of its affiliates. In dealing with commercial customers of its affiliates, Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund; and

(e)  will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, any of the Portfolio's and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

4.  Services Not Exclusive. Sub-Adviser's services hereunder are not deemed to be exclusive, and Sub-Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

5.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for each Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.  Expenses. During the term of this Agreement, Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by Sub-Adviser in connection with its duties hereunder; provided that the Board of Trustees of the Fund may approve reimbursement to Sub-Adviser of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice required to be provided hereunder) of all personnel employed by Sub-Adviser who devote substantial time to Fund operations or the operations of other investment companies advised or sub-advised by Sub-Adviser.

7.  Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay to Sub-Adviser a fee, computed daily and payable monthly, at the annual rates set forth on Appendix A attached hereto. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

For purposes of the fee rates set forth on Appendix A, the net assets of the Portfolios shall be calculated pursuant to the procedures adopted by resolutions of the Fund's Board of Trustees for calculating the value of the Fund's assets or delegating such calculations to third parties.

If Adviser waives any or all of its advisory fee payable under the Advisory Agreement, or reimburses the Fund pursuant to Section 8(b) of that Agreement, with respect to any Portfolio, Sub-Adviser will bear its share of the amount of such waiver or reimbursement by waiving fees otherwise payable to it hereunder on a proportionate basis to be determined by comparing the aggregate fees that would otherwise be paid to it hereunder with respect to such Portfolio to the aggregate fees that would otherwise be paid by the Fund to Adviser under the Advisory Agreement with respect to such Portfolio. Adviser shall inform Sub-Adviser prior to waiving any advisory fees.

8.  Limitation of Liability. Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by Adviser or by any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.  Duration and Termination. This Agreement will become effective as of the date hereof and, unless sooner terminated with respect to a Portfolio as provided herein, shall continue in effect with respect to the Portfolios until [ ], 2008. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Portfolios for successive annual periods ending on [ ], provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Fund's Board of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio. Notwithstanding the foregoing, this Agreement may be terminated with respect to each Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of such Portfolio), or by Adviser or Sub-Adviser on sixty days' written notice, and will terminate automatically upon any termination of the Advisory Agreement between the Fund and Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms in the 1940 Act.)

10.  Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

11.  Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

12.  Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

13.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

14.  Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BLACKROCK ADVISORS, INC.

By: Name: Title:

BLACKROCK [FINANCIAL MANAGEMENT, INC.] [INSTITUTIONAL MANAGEMENT CORPORATION] [INTERNATIONAL, LTD.]

By: Name: Title:

Appendix J

5% Share Ownership

On May 25, 2006, to the best knowledge of the Fund, affiliates of The PNC Financial Services Group, Inc., or their nominees, held of record approximately 64% of the outstanding Shares of the Fund as agent or custodian for their customers. As of May 25, 2006, to the best knowledge of the Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding Shares of the Portfolios listed:

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
All-Cap Global Resources Portfolio	Lombard Odier Darier Hentsche & Cie 11 Rue De La Corraterie 1211 Geneve 11 Switzerland	3,461,456.06	7.02

	Childrens Medical Center Corp 1295 Boyston St Ste 300 Boston, MA 02215-0000	3,662,498.73	7.42

Aurora Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	12,263,547.76	18.76

Core Bond Total Return Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	81,513,514.42	28.59

Core PLUS Total Return Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	5,092,548.35	14.11

	AAUW Ed Fn Fellowships Fund 1111 16th Street NW Washington, DC 20036	2,426,242.25	6.72

	Mac and Co Mutual Fund Operations P O Box 3198 525 William Penn Place Pittsburgh, PA 15230	3,790,426.06	10.50

	Sheldon And Co C/O National City Attn Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	4,962,024.54	13.75

	Northern Trust Company TTEE FBO Arch Chemical PO Box 92956 Chicago, Il 60675	5,028,026.36	13.93

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	The Northern Trust Co Custodian FBO New Haven Cerf PO Box 92956 Chicago, Il 60675	2,985,649.78	8.27

Delaware Tax-Free Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	3,629,915.21	52.66

	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	1,140,765.41	16.55

	Special Custody Acct for the Exclusive Benefit of Customers Omnibus Account P O Box 32760 Louisville, KY 40232-2760	432,089.72	6.27

Dividend Achievers(TM) Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	610,441.93	19.97

Enhanced Income Portfolio	PNC Bank Saxon & Co (PNC Service) 8800 Tinicum Blvd Philadelphia, PA 19153	5,496,896.01	93.04

Exchange Portfolio	National City Bank T/U/A Ruth Lilly Special Trust Dated 1/14/02 Attn Mutual Funds 20/10M914007 PO Box 94984 Cleveland, OH 44101-4984	38,501.48	7.42

	National City Bank TR O/the G Garretson Wade Charitable Trust 2 Attn Trust Mutual Funds PO Box 94984 Cleveland, OH 44101-4984	37,021.27	7.13

Global Opportunities Portfolio	BlackRock Funding Inc. Attn Joseph Feliciani 4th Fl 40 E 52nd St New York, NY 10022	496,000.00	15.76

Global Resources Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	1,956,984.11	11.57

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	Lincoln National Life Insurance Company 1300 S Clinton St Fort Wayne, IN 46802-3506	3,790,710.36	22.41

Global Science & Technology Opportunities Portfolio	Special Custody Acct for the Exclusive Benefit of Customers Omnibus Account P O Box 32760 Louisville, KY 40232-2760	1,117,339.43	22.51

	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	304,894.55	6.14

GNMA Portfolio	NFS LLC FEBO The Northern Trust Company PO Box 92956 Chicago, IL 60675-2956	1,163,486.10	6.21

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	10,822,303.00	57.74

	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	1,373,175.02	7.33

Government Income Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	7,997,995.66	13.93

	Metlife Retirement Plans Reliance Trst FBO Nav Product-Conversion Assets 2 Montgomery St Jersey City, NJ 07302	3,128,910.00	5.45

	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, New York 10001	23,032,025.31	40.12

Health Sciences Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	10,501,312.39	33.92

High Yield Bond Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	15,005,975.46	11.58

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	Mercantile Safe Deposit & Trust Company Nap & Co (Cash/Reinvest) 7650 Magna Drive Belleville, IL 62223	12,331,238.61	9.52

Inflation Protected Bond Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	265,076.33	5.94

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	1,359,768.28	30.46

	PNC Bank Saxon & Co (PNC Service) 8800 Tinicum Blvd Philadelphia, PA 19153	300,166.50	6.72

	BlackRock Funding Inc. Attn Natasha Lora 40 East 52nd Street 4th Fl New York, NY 10154	1,517,374.52	33.99

Intermediate Bond Portfolio	Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza 6th Floor Jersey City, NJ 07311	11,320,297.69	11.81

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	31,430,764.72	32.78

	KPMG Retirement Plan Master Trust C/O Bank of New York Trustee One Wall Street New York, NY 10086	12,574,146.15	13.11

	The Bank of New York FBO University of Arkansas Foundation Attn Mr Warren Suco One Wall Street New York, NY 10286	5,262,911.82	5.49

Intermediate Government Bond Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	7,780,632.33	13.76

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	14,957,012.88	26.45

Intermediate PLUS Bond Portfolio	BlackRock Funding Inc. Attn Natasha Lora 40 East 52nd Street 4th FL New York, NY 10154	300,000.00	9.43

	Wells Fargo Bank NA FBO McCune FDN-BlackRock PO Box 1533 Minneapolis, MN 55480	1,839,180.33	57.80

	Wells Fargo Bank NA FBO Regis P/S Plan PO Box 1533 Minneapolis, MN 55480	315,167.47	9.90

	Independence Trust Company 325 Bridge St Franklin, TN 37064-2609	558,275.49	17.54

International Bond Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	9,889,417.32	17.38

	State Street Bank & Trust Co TTEE for Northrop Grumman DC Plans Master Trust 105 Rosemont Road Westwood, MA 02090	3,313,310.92	5.82

International Opportunities Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	2,011,252.14	6.76

	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	3,614,479.27	12.15

Kentucky Tax-Free Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	6,016,978.30	80.40

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
Large Cap Growth Equity Portfolio	Special Custody Acct for the Exclusive Benefit of Customers Omnibus Account P O Box 32760 Louisville, KY 40232-2760	1,133,228.66	22.02

	PFPC FBO Hilliard Lyons/Capital Directions 760 Moore Road King Of Prussia, PA 19406	349,172.75	6.78

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	1,453,205.77	28.23

Large Cap Value Equity Portfolio	Lincoln National Life Insurance Company 1300 S Clinton St Fort Wayne, IN 46802-3506	1,798,630.10	7.98

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum BLVD Philadelphia, PA 19153	5,224,908.18	23.18

Low Duration Bond Portfolio	Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza 6th Floor Jersey City, NJ 07311	31,571,190.84	22.82

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	22,545,448.96	16.29

Managed Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	53,374,102.86	76.94

	PFPC FBO Hilliard Lyons/Capital Directions 760 Moore Road King Of Prussia, PA 19406	7,803,030.76	11.25

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
Mid-Cap Growth Equity Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	3,742,812.62	8.78

Mid-Cap Value Equity Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	4,645,192.74	7.08

	Lincoln National Life Insurance Company 1300 S Clinton St Fort Wayne, IN 46802-3506	6,382,909.20	9.73

Money Market Portfolio	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	849,343,854.67	56.66

	Hilliard Lyons Cash Balance Sweeps Attn Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	121,887,513.19	8.13

	Special Custody Acct for Exclusive Benefit of Customers of Hilliard Lyons Attn Barbara O'Neal PO Box 32760 Louisville, KY 40232-2760	193,571,706.11	12.91

Municipal Money Market Portfolio	Hilliard Lyons Cash Balance Sweeps Attn Barbara O'Neal 501 Hilliard Lyons Ctr Louisville, KY 40202	131,601,143.49	40.51

	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	150,695,178.66	46.39

New Jersey Municipal Money Market Portfolio	Special Custody Acct for Exclusive Benefit of Customers of Hilliard Lyons Attn Barbara O'Neal PO Box 32760 Louisville, KY 40232-2760	17,773,166.06	10.52

	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	119,561,080.99	70.73

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	BOH & Co Beacon Trust Company Attn Beth Patino 333 Main Street Madison, NJ 07940	15,510,957.13	9.18

New Jersey Tax-Free Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	11,676,836.17	79.00

North Carolina Municipal Money Market Portfolio	U S Trust Company of New York Technology & Support SVCS Inc Attn Trading Operations 7th Fl 499 Washington Boulevard Jersey City, NJ 07310	7,179,717.00	10.49

	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	4,412,353.04	6.44

	High Point Bank & Trust Mutual Partners Program Pratt & Co (Cash) 300 North Main Street High Point, NC 27261	12,051,472.89	17.60

	Band & Co C/O U S Bank P O Box 1787 Milwaukee, WI 53201	4,982,579.16	7.28

	Goldman Sachs Global Cash Services Omnibus Account FBO Goldman Sachs & Co Customers Account #2 71 South Wacker Drive Ste 500 Chicago, IL 60606	33,019,273.62	48.23

	Trustman Attn Cash Sweep Ctr 3145 303 Peachtree Street NE Atlanta, GA 30308	4,018,711.32	5.87

Ohio Municipal Money Market Portfolio	Special Custody Acct for Exclusive Benefit of Customers of Hilliard Lyons Attn Barbara O'Neal PO Box 32760 Louisville, KY 40232-2760	24,327,305.62	18.49

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	92,392,600.81	70.22

Ohio Tax-Free Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	8,588,054.26	73.47

Pennsylvania Municipal Money Market Portfolio	Special Custody Acct for Exclusive Benefit of Customers of Hilliard Lyons Attn Barbara O'Neal PO Box 32760 Louisville, KY 40232-2760	34,772,157.29	6.04

	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	459,707,194.23	79.89

Pennsylvania Tax-Free Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	54,601,256.11	86.94

Small Cap Core Equity Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	1,255,223.76	27.21

Small Cap Growth Equity Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	4,664,194.35	13.54

	KPMG Peat Marwick Retirement Plans Master Trust C/O Bank of New York TTEE Attn Shabat Zaidi One Wall Street New York, NY 10286	4,169,883.87	12.11

	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	6,655,422.41	19.33

Small Cap Value Equity Portfolio	Saxon & Co PO Box 7780-1888 Philadelphia, PA 19182	497,196.41	5.61

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	Special Custody Acct for the Exclusive Benefit of Customers Omnibus Account P O Box 32760 Louisville, KY 40232-2760	760,254.66	8.58

	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	3,615,887.77	40.81

Small/Mid-Cap Growth Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	3,207,933.22	16.23

	Metlife Retirement Plans Reliance Trst FBO Nav Product-Conversion Assets 2 Montgomery St Jersey City, NJ 07302	1,548,446.99	7.83

	Lincoln National Life Insurance Company 1300 S Clinton St Fort Wayne, IN 46802-3506	1,006,242.86	5.09

Strategic Portfolio I	Federated Dept Stores (FDS) C/O BlackRock Financial Mgmt Attn Craig Altholz 17th Floor 40 East 52nd Street New York, NY 10022	773,648.19	8.18

	Arkansas Teacher Retirement System (ATRS) Attn Marla Palmer 1400 West Third Little Rock, AR 72201	1,868,636.40	19.76

	The Doctors Company (TDC) An Insurance Exchange C/O BlackRock Financial Mgmt Attn Craig Atholz 17th Floor 40 East 52nd Street New York, NY 10022	2,553,758.73	27.01

	Ross Garber and Laurie Garber 101 Pascal Lane Austin, TX 78746	937,204.67	9.91

Tax-Free Income Portfolio	PNC Bank Saxon & Co (PNC Inst) Attn Lawrence Lockwood 8800 Tinicum Blvd Philadelphia, PA 19153	24,737,365.60	72.63

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	Charles Schwab & Co Inc For Exclusive Benefit of Customers Special Custody Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	5,200,011.51	15.27

U.S. Opportunities Portfolio	Merrill Lynch Pierce Fenner & Smith Attention Stock Powers 4800 E Deerlake Dr 3rd Flr Jacksonville, FL 32246-6484	392,171.26	7.50

	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, New York 10001	266,218.32	5.09

	Special Custody Acct for the Exclusive Benefit of Customers Omnibus Account P O Box 32760 Louisville, KY 40232-2760	572,828.67	10.96

U.S. Treasury Money Market Portfolio	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	307,625,936.04	64.41

	PNC Bank Next Day Sweep Attn Scott Horan/ Treas Mgmt Inv Services/Two PNC Plaza 620 Liberty Ave Pittsburgh, PA 15265	47,526,430.50	9.95

	Chase Manhattan Bank FBO Various Trust Capital Markets FID SVCS Attn Virginia Delgado/AVP 14201 Dallas Pkwy 10th Floor Dallas, TX 75234	80,288,647.21	16.81

UltraShort Municipal Portfolio	Charles Schwab & Co Inc For Exclusive Benefit of Customers Special Custody Account Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	601,111.10	20.33

	Bear Stearns Securities Corp. 1 Metrotech Center North Brooklyn, NY 11201-3859	377,883.57	12.78

Portfolio	Name and Address of Owner	Amount of Shares Owned	Percentage of Portfolio Owned (%)
	Mac & Co Mutual Fund Operations 525 William Penn Place PO Box 3198 Pittsburgh, PA 15230-3198	369,014.33	12.48

	Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, New York 10001	507,178.58	17.15

	PNC Bank Saxon & Co (PNC Service) 8800 Tinicum Blvd Philadelphia, PA 19153	783,465.44	26.50

Virginia Municipal Money Market Portfolio	Branch Banking & Trust Company Wilbranch & Company Trust Department 223 West Nash Street P O Box 2887 Wilson, NC 27894	3,664,765.05	12.35

	Virginia Commonwealth Trust Co Tunat & Co P O Box 1268 Staunton, VA 24402	9,554,129.74	32.19

	PNC Bank Saxon & Company 8800 Tinicum Blvd Philadelphia, PA 19153	7,499,158.34	25.26

	American National Bk & Tr Co Ambro and Company Attn Phyllis A Wiles P O Box 191 Danville, VA 24543	3,299,582.84	11.12

	Band & Co C/O U S Bank P O Box 1787 Milwaukee, WI 53201	3,071,985.10	10.35

	Goldman Sachs Global Cash Services Omnibus Account FBO Goldman Sachs & Co Customers Account #2 71 South Wacker Drive Ste 500 Chicago, IL 60606	1,976,064.10	6.66

            PROXY                                           BLACKROCK FUNDSSM                                                        PROXY

SPECIAL MEETING OF SHAREHOLDERS — August 22, 2006

This Proxy is Solicited on Behalf of the Fund’s Board of Trustees

The undersigned hereby appoints Robert Connolly, Brian Kindelan and Anne Ackerley, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to vote the undersigned’s shares at the Special Meeting of Shareholders of the BlackRock Funds to be held at the Omni Berkshire Place, 21 East 52nd Street at Madison Avenue, New York, New York 10022, in the Guggenheim Room on August 22, 2006, at 11 a.m., Eastern time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated June 15, 2006, and upon all other matters properly coming before said Special Meeting.

The Fund’s Board of Trustees has recommended that shareholders vote FOR all of the Proposals.

When properly executed, this proxy card will be voted in the manner directed herein by the undersigned.  If no direction is given with respect to one or more of the Proposals, this proxy card will be voted FOR Proposals 1, 2 and 3, and will be voted in accordance with the proxies’ best judgment as to any other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999

Note:  Please sign exactly as your name appears at left.  Joint owners each should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Signature of joint owner, if any

Date BRF_16473

I PLAN TO ATTEND THE MEETING.	YES ☐	NO ☐

PORTFOLIO

PORTFOLIO

PORTFOLIO

Fund Name Drop-In 1	2652.8576	Fund Name Drop-In 2	1026.8572	Fund Name Drop-In 3	1026.8572
Fund Name Drop-In 4	57858.6497	Fund Name Drop-In 5	3365.9812	Fund Name Drop-In 6	3365.9812
Fund Name Drop-In 7	2652.8576	Fund Name Drop-In 8	1026.8572	Fund Name Drop-In 9	1026.8572
Fund Name Drop-In 10	57858.6497	Fund Name Drop-In 11	3365.9812	Fund Name Drop-In 12	3365.9812

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

VOTE ON THE INTERNET Log onto: https://vote.proxy-direct.com Follow the on-screen instructions available 24 hours	VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours	VOTE BY MAIL Vote, sign and date this Proxy Card and return in the enclosed postage-paid envelope	VOTE IN PERSON Attend Shareholder Meeting Omni Berkshire Place 21 East 52nd Street New York, NY on August 22, 2006

If you have any questions or concerns, please call 1-866-390-5114 from 9:00 a.m. to 11:00 p.m. EDT Monday through Friday, and Saturdays from 12:00 p.m. to 6:00 p,m.

If you vote on the Internet or by telephone, you need not return this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:     ☐

To vote FOR all Portfolios on all Proposals, mark this box. ☐ (No other vote is necessary.)

1. To approve a new Investment Advisory Agreement with BlackRock Advisors, Inc. or BlackRock Financial Management, Inc., as applicable.

To vote all Funds FOR ☐; to vote all Funds AGAINST ☐; to ABSTAIN votes for all Funds ☐; or vote separately by Fund below.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	☐	☐	☐	Fundname Drop In 2	☐	☐	☐
Fundname Drop In 3	☐	☐	☐	Fundname Drop In 4	☐	☐	☐
Fundname Drop In 5	☐	☐	☐	Fundname Drop In 6	☐	☐	☐
Fundname Drop In 7	☐	☐	☐	Fundname Drop In 8	☐	☐	☐
Fundname Drop In 9	☐	☐	☐	Fundname Drop In 10	☐	☐	☐
Fundname Drop In 11	☐	☐	☐	Fundname Drop In 12	☐	☐	☐

2. To approve a new Sub-Advisory Agreement with BlackRock Financial Management, Inc., BlackRock International, Ltd. or BlackRock Institutional Management Corporation, as applicable.

To vote all Funds FOR ☐; to vote all Funds AGAINST ☐; to ABSTAIN votes for all Funds ☐; or vote separately by Fund below.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	☐	☐	☐	Fundname Drop In 2	☐	☐	☐
Fundname Drop In 3	☐	☐	☐	Fundname Drop In 4	☐	☐	☐
Fundname Drop In 5	☐	☐	☐	Fundname Drop In 6	☐	☐	☐
Fundname Drop In 7	☐	☐	☐	Fundname Drop In 8	☐	☐	☐
Fundname Drop In 9	☐	☐	☐	Fundname Drop In 10	☐	☐	☐
Fundname Drop In 11	☐	☐	☐	Fundname Drop In 12	☐	☐	☐

3. To approve a change to the fundamental investment policy regarding investments in municipal securities.

To vote all Funds FOR ☐; to vote all Funds AGAINST ☐; to ABSTAIN votes for all Funds ☐; or vote separately by Fund below.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop In 1	☐	☐	☐	Fundname Drop In 2	☐	☐	☐
Fundname Drop In 3	☐	☐	☐	Fundname Drop In 4	☐	☐	☐
Fundname Drop In 5	☐	☐	☐

Address Change / Comments: